SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Hollywood Media Corp.

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November 7, 2003

Dear Fellow Shareholders:

We invite you to attend our 2003 Annual Meeting of Shareholders of Hollywood Media Corp. We will hold the meeting at 10:00 a.m. on Tuesday, December 16, 2003, at 2255 Glades Road, Suite 200E, Boca Raton, Florida 33431.

At the meeting you will be asked to vote on the election of five directors nominated by our Board of Directors, and to approve two proposals regarding Hollywood Media’s compensation plans. The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe in further detail the matters to be presented at the Annual Meeting.

Shareholders of record at the close of business on October 17, 2003 are entitled to notice of, and to vote at, the meeting or at any postponements or adjournments of the meeting.

Your Vote Is Very Important. Whether or not you plan to attend the annual meeting, please take the time to vote by completing and mailing the enclosed proxy card. If you attend the annual meeting, you may vote in person if you wish, whether or not you have executed and returned your proxy card.

Sincerely,

Mitchell Rubenstein

Chairman and Chief Executive Officer

HOLLYWOOD MEDIA CORP.

2255 Glades Road

Boca Raton, Florida 33431

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:

December 16, 2003

Time:

10:00 a.m.

Place:

2255 Glades Road, Meeting in Suite 200E

Boca Raton, Florida 33431

Notice is hereby given that an Annual Meeting of Shareholders of Hollywood Media Corp. will be held for the following purposes:

1.

To consider and vote upon the election of five directors nominated by Hollywood Media’s Board of Directors.

2.

To consider and vote upon a proposal to approve the amendment of Hollywood Media’s Directors Stock Option Plan, as described in Proposal No. 2 in the attached Proxy Statement;

3.

To consider and vote upon a proposal to approve the amendment of Hollywood Media’s 2000 Stock Incentive Plan, as described in Proposal No. 3 in the attached Proxy Statement; and

4.

Such other business as properly may be presented at the annual meeting or any adjournments or postponements thereof.

You are cordially invited to attend the annual meeting. Whether or not you plan to attend the annual meeting, to ensure that your shares are represented at the meeting please sign, date and return the accompanying proxy card. If you attend the annual meeting, you may vote in person if you wish, whether or not you have executed and returned your proxy card. Your proxy may be revoked at any time before it is voted. Please review the Proxy Statement accompanying this notice for more complete information regarding the matters proposed for your consideration at the annual meeting.

By Order of the Board of Directors

Laurie S. Silvers

President and Secretary

Boca Raton, Florida

November 7, 2003

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

TABLE OF CONTENTS
Page:

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	2

THE MEETING	6
General	6
Matters To Be Considered At The Meeting	6
Record Date; Quorum; Voting At The Meeting	6
Proxies	7
Conduct of the Meeting	8
Contact Information	8

ELECTION OF DIRECTORS (Proposal No. 1)	9
Nominees for Election to the Board of Directors	9
Meetings of the Board of Directors of Hollywood Media	10
Committees of the Board of Directors of Hollywood Media	10
Compliance with Section 16(a) of the Securities Exchange Act of 1934	11

EXECUTIVE OFFICERS	12

EXECUTIVE COMPENSATION	13
Summary Compensation Table	13
Employment Agreements	14
Option Grants in Last Fiscal Year	16
Stock Option Exercises During 2002 and Stock Options Held at End of 2002	16
Compensation of Directors	16
Compensation Committee Interlocks and Insider Participation	17
Report of the Compensation Committee on Executive Compensation	17
Performance Graph	19

AUDIT MATTERS	20
Report of the Audit Committee	20
Disclosure of Independent Auditor Fees	21
Audit Committee Pre-Approval Policies and Procedures	21
Replacement of Auditor in 2002	22
Appointment of Independent Public Accountants	22

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	22

PROPOSAL TO APPROVE THE AMENDMENT OF THE DIRECTORS STOCK OPTION PLAN (Proposal No. 2)	26

PROPOSAL TO APPROVE THE AMENDMENT OF THE 2000 STOCK INCENTIVE PLAN (Proposal No. 3)	30

SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS	36

OTHER MATTERS	37

ANNUAL REPORT	37

APPENDIX A	A-1

APPENDIX B	B-1

APPENDIX C	C-1

i

2003 ANNUAL MEETING OF SHAREHOLDERS

_______________________

PROXY STATEMENT

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:

What am I being asked to vote upon?

A:

You are being asked to vote in favor of the election of five directors nominated by our Board of Directors. You are also being asked to approve two proposals regarding Hollywood Media’s compensation plans.

HOLLYWOOD MEDIA’S BOARD OF DIRECTORS HAS APPROVED EACH OF THESE PROPOSALS AND RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

Q:

When is the annual meeting and where is it being held?

A:

The annual meeting will be held on December 16, 2003 at 10:00 a.m., local time, at 2255 Glades Road, Suite 200E, Boca Raton, Florida 33431.

Q:

Who is entitled to notice of and to vote at the meeting?

A:

Only shareholders of record at the close of business on the Record Date, October 17, 2003, are entitled to receive notice of the annual meeting and to vote shares of Hollywood Media common stock that they held on the Record Date at the annual meeting, or any postponements or adjournments of the annual meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

Q:

Who can attend the meeting?

A:

All shareholders as of the Record Date, October 17, 2003, or their duly appointed proxies may attend the annual meeting. However, please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and a proxy from the institution that holds such shares.

Q:

What should I do now?

A:

You should mail your signed proxy card in the enclosed postage paid envelope as soon as possible, so that your shares will be represented at the annual meeting.

Q:

Can I change my vote after I have mailed in a signed proxy card?

A:

Yes. You can change your vote in one of the following ways at any time before your proxy is voted at the annual meeting. First, you can revoke your proxy by delivering a written notice to the Secretary of Hollywood Media prior to the time it is exercised. Second, you can submit a new, later dated proxy card prior to the time the initial proxy is exercised. Third, you can attend the annual meeting and vote in person.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

 AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of the common stock of Hollywood Media as of the Record Date (or other date as indicated in the footnotes below) by (1) each person known to beneficially own more than 5% of the outstanding shares of the common stock, (2) each director and director nominee of Hollywood Media, (3) Hollywood Media’s Chief Executive Officer and each of its other executive officers whose total annualized salary and bonus in 2002 was $100,000 or more (the “Named Executive Officers”) and (4) all directors and executive officers of Hollywood Media as a group. Except as otherwise indicated, Hollywood Media believes that all beneficial owners named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)		Percent of Class (2)
Mitchell Rubenstein	2,250,354	(3)	10.09%
Laurie S. Silvers	2,250,354	(3)	10.09%
J.P. Morgan Chase & Co.	2,014,962	(4)	9.34%
Wellington Management Company, LLP	1,814,623	(5)	8.41%
Federated Investors, Inc.	1,804,321	(6)	8.22%
Granite Capital, L.P.	1,525,890	(7)	7.07%
Gruber and McBaine Capital Management, LLC	1,483,128	(8)	6.88%
Leonardo, L.P.	1,278,172	(9)	5.62%
Deborah J. Simon	37,347	(10)	*
Harry T. Hoffman	19,741	(11)	*
Robert E. McAllan	17,199	(12)	*
Nicholas G. Hall	38,785	(13)	*
All directors and executive officers of Hollywood Media as a group (8 persons)	2,848,431	(14)	12.62%

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*

Less than 1%

(1)

Except as otherwise noted in the footnotes below, the address of each beneficial owner is in care of Hollywood Media Corp., 2255 Glades Road, Boca Raton, Florida 33431.

(2)

For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days, such as pursuant to exercisable stock options and warrants. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any shares which such person or persons has the right to acquire within 60 days are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Hollywood Media had 21,569,446 outstanding shares of common stock as of the Record Date (October 17, 2003).

(3)

With the exception of 487,268 shares which are owned by Mitchell Rubenstein individually and 409,412 shares which are owned by Laurie S. Silvers, his wife, all other shares are held by Mr. Rubenstein and Ms. Silvers jointly as tenants by the entireties. Represents an aggregate of 1,506,432 outstanding shares of common stock, and 548,836 shares of common stock issuable pursuant to exercisable stock options, 50,578 shares of common stock issuable pursuant to warrants and 144,508 shares of common stock issuable upon conversion of Hollywood Media’s 6% Senior Convertible Debentures Due 2005 (“Convertible Debentures”).

(4)

Based on a Schedule 13G/A filed with the Securities and Exchange Commission on May 8, 2003, J.P. Morgan Chase & Co. has sole voting power with respect to 1,346,440 shares of common stock, sole dispositive power with respect to 1,520,737 shares of common stock, and shared voting and dispositive power with respect to 494,225 shares of common stock. The business address of J.P. Morgan Chase & Co. is 270 Park Ave., New York, New York 10017.

(5)

Based on a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2003, Wellington Management Company, LLP has shared voting power with respect to 1,799,023shares of common stock and shared dispositive power with respect to 1,814,623 shares of common stock. The business address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109.

(6)

Represents (a) 1,414,148 outstanding shares of common stock, (b) up to 289,017 shares of common stock issuable upon conversion of Convertible Debentures, and (c) up to 101,156 shares of common stock issuable upon exercise of warrants. Includes shares beneficially owned by the Federated Kaufmann Fund, a mutual fund that is an affiliate of Federated Investors, Inc. Hans P. Utsch and Lawrence Auriana are the portfolio managers of Federated Kaufmann Fund and such individuals disclaim beneficial ownership of the securities. Certain outstanding shares are held in the Voting Shares Irrevocable Trust (“Trust”), the trustees of which are John F. Donahue, Rhodora J. Donahue, and J. Christopher Donahue(“Trustees”). The Trust, Trustees, and Federated Investors, Inc. disclaim that they are the beneficial owners of such securities. The business address of Federated Kaufmann Fund is 140 East 45th Street, 43rd Floor, New York, New York 10017 and the business address of Federated Investors, Inc. is Federated Investors Tower, Pittsburgh, PA 15222-3779. This information is based in part upon on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2003, and upon ownership information provided by the holder as reflected in Hollywood Media’s Prospectus filed with the Securities and Exchange Commission on July 3, 2002.

(7)

Includes 12,500 shares of common stock issuable under a warrant held by Granite Capital, L.P. This information is based on a Schedule 13G filed with the Securities and Exchange Commission on September 20, 2002, indicating beneficial ownership through shared voting and dispositive power over shares of common stock held by Granite Capital, L.P. (with respect to 1,046,506 shares), Granite Capital II, L.P. (with respect to 61,384 shares), Granite Capital Overseas Hedged Equity Fund Limited (with respect to 36,500 shares), Granum Value Fund (with respect to 381,500 shares), Granite Capital, L.L.C. (with respect to 1,144,390 shares), Granum Capital Management, L.L.C. (with respect to 381,500 shares), Lewis M. Eisenberg (with respect to 1,525,890 shares), and Walter F. Harrison, III (with respect to 1,525,890 shares). The business address of Granite Capital, L.P. is 126 East 56th Street, 25th Floor, New York, New York 10022.

(8)

This information is based on a Schedule 13G filed with the Securities and Exchange Commission dated March 28, 2003, indicating beneficial ownership by Gruber and McBaine Capital Management, LLC through shared voting and shared dispositive power over 1,203,544 shares of common stock, and beneficial ownership of such shares by certain affiliated group members as well as an aggregate of 279,584 additional shares beneficially owned by such group members, which group includes Jon D. Gruber, J. Patterson McBaine and Eric B. Swergold. The business address of Gruber and McBaine Capital Management, LLC is 50 Osgood Place, Penthouse, San Francisco, CA 94133.

(9)

Represents (a) 107,651 outstanding shares of common stock, (b) up to 867,052 shares of common stock issuable upon conversion of Convertible Debentures and (c) up to 303,469 shares of common stock issuable upon exercise of warrants. Angelo, Gordon & Co., L.P. (“Angelo, Gordon”) is the sole director of the general partner of Leonardo, L.P. (“Leonardo”) and consequently has voting control and investment discretion over securities held by Leonardo. Angelo, Gordon disclaims beneficial ownership of the shares held by Leonardo. Mr. John M. Angelo, the Chief Executive Officer of Angelo, Gordon, and Mr. Michael L. Gordon, the Chief Operating Officer of Angelo, Gordon, are the sole general partners of AG Partners, L.P., the sole general partner of Angelo, Gordon. As a result, Messrs. Angelo and Gordon may be considered beneficial owners of any shares deemed to be beneficially owned by Angelo, Gordon. Messrs. Angelo and Gordon disclaim beneficial ownership of these securities. The business address of Leonardo, L.P. is c/o Angelo Gordon, LP, 245 Park Avenue, New York, New York 10167. This information is based in part upon ownership information provided by the holder as reflected in Hollywood Media’s Prospectus filed with the Securities and Exchange Commission on July 3, 2002.

(10)

Represents an aggregate of 18,165 outstanding shares of common stock, and 19,182 shares of common stock issuable pursuant to exercisable options.

(11)

Represents an aggregate of 1,200 outstanding shares of common stock, 18,141 shares of common stock issuable pursuant to exercisable options and 400 shares of common stock issuable under a currently exercisable warrant.

(12)

Represents 17,199 shares of common stock issuable pursuant to exercisable options.

(13)

Represents 38,785 shares of common stock issuable pursuant to exercisable options.

(14)

Includes an aggregate of 993,438 shares of common stock issuable pursuant to options, warrants, and Convertible Debentures.

Securities authorized for issuance under equity compensation plans. The following table sets forth information as of December 31, 2002, and as of the Record Date (October 17, 2003), regarding compensation plans under which equity securities of Hollywood Media are authorized for issuance, aggregated by “Plan category” as indicated in the table:

EQUITY COMPENSATION PLAN INFORMATION

	AS OF DECEMBER 31, 2002			AS OF RECORD DATE (10/17/2003)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price per share of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (1)	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price per share of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (1)
	(a)	(b)	(c)	(a)	(b)	(c)
Plan Category:
Equity compensation plans approved by security holders	2,278,796	$7.92	2,303,510 (2)	2,808,716	$6.10	110,865 (2)
Equity compensation plans not approved by security holders (3)	2,627,054	$7.33	-
Total	4,905,850	$7.60	2,303,510

____________

(1)

Excluding securities reflected in the applicable column “(a)” as of the same date. The number reflected in column “(c)” is as of the date indicated and is subject to change subsequent to such date based on various factors, including the terms of the plans. See note 2 below.

(2)

There are three existing equity compensation plans approved by shareholders:  the Directors Stock Option Plan; the 1993 Stock Option Plan; and the 2000 Stock Incentive Plan.  As of the Record Date, no additional grants of stock options may be made under Hollywood Media’s 1993 Stock Option Plan or its Directors Stock Option Plan because the ten-year period for granting options under those plans expired in July 2003. The number of shares available for granting additional awards under Hollywood Media’s 2000 Stock Incentive Plan was 110,865 shares as of the Record Date, and was 1,286,439 shares as of December 31, 2002, which awards could be granted in the form of restricted stock, stock options or other forms of equity compensation as provided under that plan. This Proxy Statement includes proposals to approve increases in the number of shares available for granting additional awards under the 2000 Stock Incentive Plan and the Directors Stock Option Plan, and an extension of the duration of the Directors Stock Option Plan (see Proposals 2 and 3 in this Proxy Statement). If Proposal 3 is approved at the Meeting, the 2000 Stock Incentive Plan would be amended such that the formula described in the following sentence would be replaced with a fixed number of shares, as described in Proposal 3. The 2000 Stock Incentive Plan currently provides that the aggregate number of shares authorized for issuance thereunder (including shares already issued, shares subject to future issuance pursuant to outstanding awards, and shares available for future awards) is subject to automatic increase (but not decrease), if applicable, on the first day of each fiscal quarter, so that such number equals the lesser of (i) five percent of the number of Hollywood Media’s then outstanding shares of common stock, or (ii) 2,000,000 shares. Additional information about such plans and awards thereunder is provided in such Proposals 2 and 3 below, and in the Notes to Hollywood Media’s Consolidated Financial Statements which are set forth in Item  8 of Hollywood Media’s Form 10-K for 2002 delivered with this Proxy Statement.

(3)

This information is given as of December 31, 2002 only. All equity compensation not approved by security holders consists of warrants granted to non-employees of Hollywood Media in exchange for services. Additional information about such warrants is provided in the Notes to Hollywood Media’s Consolidated Financial Statements which are set forth in Item 8 of Hollywood Media’s Form 10-K for 2002 delivered with this Proxy Statement.

THE MEETING

General

This Proxy Statement is being furnished to holders of shares of common stock in connection with the solicitation of proxies by Hollywood Media’s Board of Directors for use at the annual meeting of shareholders (the “Meeting”) to be held at 2255 Glades Road, Suite 200E, Boca Raton, Florida 33431, on December 16, 2003, convening at 10:00 a.m., local time, and at any adjournments or postponements thereof. This Proxy Statement and the accompanying form of proxy are first being mailed to holders of common stock on or about November 11, 2003. Shareholders should review the information in this Proxy Statement together with Hollywood Media’s Annual Report on Form 10-K for the year ended December 31, 2002 which accompanies this Proxy Statement. A list of shareholders entitled to vote at the Meeting will be available at Hollywood Media’s principal executive offices, 2255 Glades Road, Boca Raton, Florida 33431, for a period of ten days prior to the Meeting and at the Meeting itself for examination by any shareholder.

Matters To Be Considered At The Meeting

At the Meeting, holders of shares of common stock will be requested to consider and vote upon (1) the election of five directors nominated by Hollywood Media’s Board of Directors, (2) a proposal to approve the amendment of Hollywood Media’s Directors Stock Option Plan, as described in Proposal 2 below, (3) to consider and vote upon a proposal to approve the amendment of Hollywood Media’s 2000 Stock Incentive Plan, as described in Proposal 3 below, and (4) such other business as properly may be presented at the Meeting or any adjournments or postponements thereof.

HOLLYWOOD MEDIA’S BOARD OF DIRECTORS HAS APPROVED, AND RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE IN FAVOR OF: THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS OF HOLLYWOOD MEDIA; AND THE PROPOSALS TO AMEND HOLLYWOOD MEDIA’S DIRECTORS STOCK OPTION PLAN AND ITS 2000 STOCK INCENTIVE PLAN.

Record Date; Quorum; Voting At The Meeting

Hollywood Media’s Board of Directors has fixed October 17, 2003 as the Record Date. Accordingly, only holders of record of shares of common stock at the Record Date will be entitled to notice of and to vote at the Meeting. At the Record Date, there were 21,569,446 shares of common stock outstanding and entitled to vote. Each holder of record of common stock on the Record Date is entitled to cast one vote per share in respect of the proposals presented for the vote of such holders, either in person or by proxy, at the Meeting. The presence, in person or by proxy, of the holders of a majority of the voting power of the outstanding shares of common stock entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. If less than a majority of the outstanding shares entitled to vote is represented at the Meeting, a majority of the shares so represented may adjourn the Meeting to another date, time or place.

Nominees for director will be elected if they receive the affirmative vote of a plurality of the votes of the shares of common stock present in person or by proxy at the Meeting and entitled to vote on the election of directors. Each proposal to approve the amendment of Hollywood Media’s Directors Stock Option Plan or the 2000 Stock Incentive Plan will be approved upon receiving the affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy at the Meeting and entitled to vote on the subject. Any other matter that may be submitted to a vote of the shareholders will be approved if the number of shares of common stock voted in favor of the matter exceeds the number of shares of common stock voted against the matter, unless the matter is one for which a greater vote is required by law or Hollywood Media’s Articles of Incorporation or Bylaws. Prior to the Meeting, Hollywood Media will select one or more inspectors of election for the Meeting. Such inspector(s) shall determine the number of shares of common stock represented at the Meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

Abstentions will be considered as shares of common stock present and entitled to vote at the Meeting and will be counted as votes cast at the Meeting, but will not be counted as votes cast “for” or “against” any given matter. Abstentions will not have the same effect as a vote against the election of any director, but abstentions will have the same effect as a negative vote in the case of either of the proposals to approve the amendment of Hollywood Media’s Directors Stock Option Plan or the 2000 Stock Incentive Plan.

A broker or nominee holding shares of common stock registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner’s shares with respect to the matters addressed at the Meeting. The inspectors of election will treat shares referred to as “broker or nominee non-votes” (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the outcome of any matter as to which the proxies reflect broker or nominee non-votes, shares represented by such proxies will be treated as not present and not entitled to vote on that subject matter and therefore will not be considered by the inspectors of election when counting votes cast on the matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). Accordingly, broker or nominee non-votes will not have the same effect as a vote against the election of any director or against any other proposal. Any such shares of common stock that are not represented at the Meeting either in person or by proxy will not be considered to have cast votes on any matters addressed at the Meeting.

Proxies

This Proxy Statement is being furnished to holders of common stock in connection with the solicitation of proxies by and on behalf of the Board of Directors of Hollywood Media for use at the Meeting.

Shares of common stock represented by proxies received at or prior to the Meeting that have not been revoked will be voted at the Meeting in accordance with the instructions contained therein. Shares of common stock represented by proxies for which no instruction is provided will be voted “for” the election of the nominees to the Board of Directors of Hollywood Media, and “for” the proposals to approve the amendment of Hollywood Media’s Directors Stock Option Plan and the 2000 Stock Incentive Plan. To ensure that their shares are voted, holders of common stock are requested to complete, sign, date and return promptly the enclosed proxy card in the postage-prepaid envelope provided for such purpose. Any holder of common stock who so desires may revoke his, her or its proxy at any time prior to the time it is exercised by (1) providing written notice to such effect to the Secretary of Hollywood Media at our principal executive offices, (2) duly executing a proxy bearing a date subsequent to that of a previously furnished proxy or (3) attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute a revocation of a previously furnished proxy, and shareholders who attend the Meeting in person need not revoke their proxy (if previously furnished) and vote in person.

If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the initial convening of the Meeting (except for any proxies that theretofore effectively have been revoked or withdrawn), notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting.

If any other matters properly are presented at the Meeting for consideration, including consideration of a motion to adjourn the Meeting to another time and/or place (including for the purpose of soliciting additional proxies), the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

If any beneficial owner of common stock holds such stock in “street name” and wishes to vote his or its stock at the Meeting, such owner must obtain from the relevant nominee holding common stock a properly executed “legal proxy” identifying the beneficial owner as a holder of common stock, authorizing the beneficial owner to act on behalf of the nominee-record owner at the Meeting and identifying the number of shares (and certificate numbers, if applicable) in respect of which the authorization is granted.

Hollywood Media will pay the costs of soliciting proxies from the holders of common stock, including the cost of printing, assembling and mailing this Proxy Statement. In addition to solicitation by mail, directors, officers and employees of Hollywood Media may solicit proxies by telephone, facsimile transmission or otherwise. Such directors, officers and employees of Hollywood Media will not be specially compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Brokerage firms, fiduciaries and other custodians who forward soliciting material to the beneficial owners of common stock held of record by them will be reimbursed for their reasonable expenses incurred in forwarding such material. Arrangements also will be made with custodians, nominees and fiduciaries for the forwarding of proxy solicitation materials to beneficial owners of shares of common stock held of record by such custodians, nominees and fiduciaries, and Hollywood Media will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection therewith.

As of the date of this Proxy Statement, Hollywood Media has not determined whether it will engage the services of a professional proxy solicitation firm to assist in soliciting proxies for the Meeting. The cost of engaging such a solicitation firm is estimated to be less than $10,000.

Conduct of the Meeting

The Chairman has broad authority to conduct the annual meeting in an orderly and timely manner. The Chairman may also exercise broad discretion in recognizing shareholders who wish to speak and in determining the extent of discussion on each item of business. In light of the need to conclude the meeting within a reasonable period of time, we cannot assure that every shareholder who wishes to speak on an item of business will be able to do so.

Contact Information

If you have questions or need more information about the annual meeting, write to:

Secretary

Hollywood Media Corp.

2255 Glades Road, Suite 221A

Boca Raton, Florida 33431

or call our Investor Relations Department at (561) 998-8000.

Interested parties who wish to communicate to Hollywood Media’s non-employee directors may address correspondence to a particular director, or to the non-employee directors generally, in care of Hollywood Media Corp. at the address given above. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chair of the Audit, Compensation, Nominating, or Stock Option Committee.

ELECTION OF DIRECTORS

(Proposal No. 1)

Nominees for Election to the Board of Directors

At the Meeting, five directors will be elected by the shareholders to serve until the next annual meeting of shareholders or until their successors are elected and qualified. The accompanying form of proxy, when properly executed and returned to Hollywood Media, will be voted FOR the election as directors of the five persons named below, unless the proxy contains contrary instructions. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Management has no reason to believe that any of the nominees is unable or unwilling to serve if elected. In the event, however, that any of the nominees should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the Board of Directors. Each of the nominees named below is a current member of Hollywood Media’s Board of Directors and such persons constitute all of the current directors on the Board. The Board has fixed the current size of the Board at five directors. The following table sets forth certain information concerning each nominee as of the Record Date.

Name	Age	Position

Mitchell Rubenstein	49	Chairman of the Board and Chief Executive Officer
Laurie S. Silvers	51	Vice Chairman of the Board, President and Secretary
Harry T. Hoffman	76	Director
Robert E. McAllan	56	Director
Deborah J. Simon	47	Director

Mitchell Rubenstein is a founder of Hollywood Media and has served as its Chairman of the Board and Chief Executive Officer since its inception in January 1993. Mr. Rubenstein was a founder of the Sci-Fi Channel, a cable television network that was acquired from Mr. Rubenstein and Laurie Silvers by USA Network in March 1992. Mr. Rubenstein served as President of the Sci-Fi Channel from January 1989 to March 1992 and served as Co-Vice Chairman of the Sci-Fi Channel from March 1992 to March 1994. Prior to founding the Sci-Fi Channel, Mr. Rubenstein practiced law for 10 years. Mr. Rubenstein received a J.D. degree from the University of Virginia School of Law in 1977 and a Masters in Tax Law from New York University School of Law in 1979. He currently serves on the NYU Tax Law Advisory Board and is a member of the Founders Society, New York University, and is a member of the University of Virginia School of Law Business Advisory Council. Together with Ms. Silvers, Mr. Rubenstein was named Co-Business Person of the Year, City of Boca Raton, Florida in 1992. Mr. Rubenstein is married to Laurie S. Silvers.

Laurie S. Silvers is a founder of Hollywood Media and has served as its Vice-Chairman, President and Secretary since its inception in January 1993. Ms. Silvers was a founder of the Sci-Fi Channel, of which she served as Chief Executive Officer from January 1989 to March 1992 and Co-Vice Chairman from March 1992 to March 1994. Prior to founding the Sci-Fi Channel, Ms. Silvers practiced law for 10 years. Ms. Silvers received a J.D. degree from University of Miami School of Law in 1977. Ms. Silvers serves on the Board of Trustees of the University of Miami, the Board of Directors of the Economic Council of Palm Beach County, Florida, and the International Board of Governors of the Children’s World Blood Bank.

Harry T. Hoffman has served as a director of Hollywood Media since July 1993. From 1979 to 1991, Mr. Hoffman served as President and Chief Executive Officer of Waldenbooks, Inc., a leading national retailer of books, magazines and related items. From 1968 to 1978, he served as President and Chief Executive Officer of Ingram Book Company, a national book wholesaler.

Robert E. McAllan has served as a director of Hollywood Media since December 2001. Mr. McAllan is currently CEO of Press Communications, LLC, which owns and operates broadcast properties, and also currently serves as Chairman of the New Jersey Broadcasters Association. Mr. McAllan has been in the commercial radio industry since 1964. Mr. McAllan began his career as a News Director/Operations Manager at WADB FM where he won a national news award from United Press International. Thereafter, Mr. McAllan became a talk show host for the New Jersey Press’ radio stations WJLK AM/FM, and through a series of rapid promotions Mr. McAllan became the president of Press Broadcasting Company, the broadcast division of The New Jersey Press and expanded the company by acquiring several television stations and radio acquisitions. At the time that New Jersey Press’ newspapers were acquired by Gannett, Mr. McAllan led a group of key Press executives who acquired the broadcast division of the New Jersey Press. Mr. McAllan has also held myriad directorships and officer positions for several companies and associations, including but not limited to, The Asbury Park Press, Inc., which owned the second largest newspaper in New Jersey, New Jersey Press Incorporated, a diversified media company which operated major daily newspapers, television stations, radio stations and online media, the Florida Association of Broadcasters, Chairman of the National/New Jersey Class A Broadcasters Association, Chairman of the National Independent Television Committee, and Co-Chairman of the Coalition for Media Diversity.

Deborah J. Simon has served as a director of Hollywood Media since November 1995. Ms. Simon held the position of Senior Vice President of Simon Property Group, an Indianapolis-based real estate development and management firm that is listed on the New York Stock Exchange, from 1991 to 1996, and she currently serves as the Chairperson of the Simon Youth Foundation. Ms. Simon also serves on the Advisory Board for The Children’s Museum of Indianapolis, on the Board of Trustees for the Indianapolis Museum of Art and on the Board of Regents for Mercersburg Academy. She also has been an independent producer, with several television credits to her name.

See “Certain Relationships and Related Transactions” for a description of the rights of Tekno Simon LLC to nominate one individual to serve as a director of Hollywood Media.

Hollywood Media’s directors hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified.

THE BOARD OF DIRECTORS OF HOLLYWOOD MEDIA RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE IN FAVOR OF THE PERSONS NOMINATED FOR ELECTION TO THE BOARD OF DIRECTORS AS DESCRIBED ABOVE.

______________

Meetings of the Board of Directors of Hollywood Media

During the year ended December 31, 2002, Hollywood Media’s Board of Directors acted on eleven occasions, seven times by meeting and four times by unanimous written consent. During 2002, all incumbent directors other than Ms. Simon attended at least seventy–five percent (75%) of the combined total meetings of the Board of Directors and the committees on which they served.

Committees of the Board of Directors of Hollywood Media

The Board of Directors has established four standing committees: the Audit Committee, the Compensation Committee, the Nominating Committee and the Stock Option Committee, and may establish other committees from time to time as the Board of Directors may determine.

Audit Committee. Harry T. Hoffman, Robert E. McAllan and Deborah J. Simon are the current members of our Audit Committee. The Audit Committee assists the Board in connection with its responsibility for oversight of the financial reporting process. The Audit Committee’s activities address various matters including items relating to (i) management’s responsibility for Hollywood Media’s financial statements and internal controls, (ii) the scope and results of audits by Hollywood Media’s independent auditing firm, and (iii) engagement and independence of the auditing firm and approval of services provided. See “Audit Matters” below, for additional information relating to auditing of Hollywood Media, including the Audit Committee’s report on its activities regarding Hollywood Media’s 2002 fiscal year. The Board of Directors adopted a written Audit Committee Charter in June 2000, which charter is included as Appendix A to this Proxy Statement. The Nasdaq Stock Market has proposed new requirements for audit committee charters requiring compliance after the date of this Proxy Statement, and Hollywood Media intends to make timely amendments to the current charter accordingly. The Board of Directors believes that the members of the Audit Committee meet the independence and financial experience requirements of the Nasdaq listing rules currently applicable as of the date of this Proxy Statement, as well as the proposed new rules requiring compliance during 2004. The Audit Committee held six meetings during 2002.

Compensation Committee. Harry T. Hoffman and Deborah J. Simon are the current members of our Compensation Committee. The Compensation Committee’s responsibilities include recommending, reviewing, and approving salary and other compensation of Hollywood Media’s executive officers. he Report of the Compensation Committee on Executive Compensation is included under “Executive Compensation” below. The Compensation Committee acted by written consent regarding executive compensation for 2002 and held no formal meetings during 2002.

Nominating Committee. Mitchell Rubenstein and Laurie S. Silvers are the current members of our Nominating Committee; Martin H. Greenberg was also a member of this committee until October 20, 2003. The Nominating Committee has responsibility for, and may exercise all the powers and authority of the Board of Directors with respect to selecting, interviewing and recommending to the full Board of Directors, individuals to serve on the Board of Directors. Recommendations of director candidates from stockholders for election at Hollywood Media’s 2004 annual meeting of shareholders, properly submitted in writing, will be referred to the Nominating Committee for consideration. Such recommendations from stockholders must include the name, biographical data and qualifications of the candidate, and be timely submitted to: Nominating Committee, c/o Laurie S. Silvers, Secretary, Hollywood Media Corp., 2255 Glades Road, Suite 221A, Boca Raton, Florida, 33431. The Nominating Committee held no formal meetings during 2002.

Stock Option Committee. Harry T. Hoffman and Robert E. McAllan are the current members of our Stock Option Committee. The Stock Option Committee administers Hollywood Media’s stock incentive plans, including the Directors Stock Option Plan, the 2000 Stock Incentive Plan and the 1993 Stock Option Plan, and is authorized, subject to the provisions of the plans, to establish such rules and regulations as it deems necessary for the proper administration of the plans and to make such determinations and interpretations and to take such action in connection with the plans and any benefits granted thereunder as it deems necessary or advisable. The Stock Option Committee acted by written consent regarding stock option and stock grants in 2002 and held no formal meetings during 2002.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires Hollywood Media’s directors, executive officers, and persons who own more than 10% of Hollywood Media’s outstanding common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock. Such persons are required by SEC regulation to furnish Hollywood Media with copies of all such reports they file.

To Hollywood Media’s knowledge, based solely on a review of the copies of such reports furnished to Hollywood Media or written representations that no other reports were required, all Section 16(a) filing requirements applicable to its executive officers, directors and greater-than-10% beneficial owners for the year ended December 31, 2002 have been complied with, except as follows: Mitchell Rubenstein reported his acquisition of an aggregate of 7,827 shares after the filing due date.

EXECUTIVE OFFICERS

The following table sets forth certain information concerning each executive officer of Hollywood Media as of the Record Date.

Name	Age	Position

Mitchell Rubenstein	49	Chairman of the Board and Chief Executive Officer
Laurie S. Silvers	51	Vice Chairman of the Board, President and Secretary
Nicholas G. Hall	49	Chief Operating Officer
Scott A. Gomez	27	Vice President of Finance and Accounting
Dr. Martin H. Greenberg	62	Chief Executive Officer of Tekno Books

Hollywood Media’s executive officers are elected annually by the Board of Directors and serve at the discretion of the Board, subject to the terms and conditions of each officer’s employment agreement with Hollywood Media, if any. See “Election of Directors – Nominees for Election to the Board of Directors” above for biographical information for Mitchell Rubenstein and Laurie S. Silvers.

Nicholas G. Hall joined Hollywood Media in August 2000, and is responsible for overseeing and coordinating the activities and strategic growth of Hollywood Media and its businesses. Mr. Hall serves as Hollywood Media’s Chief Operating Officer. With over 25 years of experience in financial and operational management, Mr. Hall was formerly Vice President and Chief Financial Officer of The Hair Club For Men from 1997 to 2000, where he was instrumental in the company achieving its goal of profitability. Prior to this, from 1994 to 1997 Mr. Hall was Vice President and Chief Financial Officer of Allders International USA, Inc., the U.S. division of the second largest duty-free retailer in the world. Mr. Hall is a graduate of the Institute of Chartered Secretaries and Administrators in London, England.

Scott A. Gomez joined Hollywood Media in April 2003 as Vice President of Finance and Accounting. Mr. Gomez is responsible for accounting, financial and tax matters for Hollywood Media and its subsidiaries, including cash management, preparation of financial statements, and SEC reporting. Prior to joining Hollywood Media, Mr. Gomez was a Senior Accountant for Klein & Barreto, P.A., a public accounting firm, from July of 2001 to April of 2003. During his tenure with Klein & Barreto, Mr. Gomez worked closely with Hollywood Media on various matters including taxes. Previously, Mr. Gomez was a Senior Auditor with Arthur Andersen LLP, a public accounting firm, and held other prior positions with such firm, during the period from August of 1999 to July of 2001. Mr. Gomez graduated from the University of Florida with a Masters of Accounting degree.

Dr. Martin H. Greenberg has served as Chief Executive Officer of Hollywood Media’s Tekno Books Division since December 1994, 51% of which is owned by Hollywood Media and 49% of which is owned by Dr. Greenberg. He has served as a consultant to Hollywood Media since February 1993, and served as a director of Hollywood Media from February 1993 through October 20, 2003. Dr. Greenberg was President and a principal shareholder of Tomorrow, Inc. (the predecessor business of Tekno Books) from 1990 until its acquisition by Hollywood Media in 1994. Dr. Greenberg is widely regarded as the leading anthologist in trade publishing, and has served as editor or author of more than 700 books. Dr. Greenberg is the 1995 recipient of the Ellery Queen Award, presented by the Mystery Writers of America for Lifetime Achievement in the mystery field, and the Milford Award for Lifetime Achievement in Science Fiction. Dr. Greenberg is a former Director of Graduate Studies at the University of Wisconsin - Green Bay.

EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth the aggregate compensation of the Named Executive Officers for 2002, 2001 and 2000.

	Annual Compensation					Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)		Other Annual Compensation ($) (1)	Restricted Stock Awards ($)	Shares Underlying Options/SARS (#)	All Other Compensation ($)
Mitchell Rubenstein Chief Executive Officer	2002 2001 2000	286,213 227,536 (2) 260,670 (3)	25,000 25,000 25,000		1,025 - -	- 1,140,294 (4) -	- 99,224 -	3,750 (5) 3,934 (5) -
Laurie S. Silvers President	2002 2001 2000	286,213 227,536 (2) 260,670 (3)	25,000 25,000 25,000		1,025 - -	- 1,140,294 (4) -	- 99,224 -	3,750 (5) 3,934 (5) -
Nicholas G. Hall Chief Operating Officer (6)	2002 2001 2000	135,000 129,808 42,577	30,000 30,000 -	(9)	- - -	- 5,192 (7) -	- 45,046 25,000	3,313 (5) 2,748 (5) -
Margaret H. Fenton Vice President of Finance (8)	2002	116,853	-		-	-	-	4,692 (5)

(1)

Perquisites and other personal benefits less than the applicable reporting threshold have been excluded.

(2)

One month of salaries were deferred.

(3)

Salaries in 2000 include salaries deferred in 1999 but paid in 2000.

(4)

Represents the value, on the December 14, 2001 grant date, of 260,341 shares of restricted common stock issued to the named officer in exchange for such officer’s cancellation of 522,500 outstanding stock options. The approximate value of the officer’s stock options that were cancelled, and the value of the restricted shares issued to such officer (based on the market price of Hollywood Media’s common stock on the grant date), was $1,140,294. As of January 1, 2003, all such shares were vested. As of December 31, 2002, the shares had an aggregate market value of $260,341.

(5)

Represents the market value as of December 31, 2002 and 2001, respectively of shares of common stock issued as matching contributions under Hollywood Media’s 401(k) plan.

(6)

Mr. Hall joined Hollywood Media on August 23, 2000.

(7)

Represents the value on the issuance date of 1,304 shares of common stock issued to Mr. Hall. As of December 31, 2002, the shares had an aggregate market value of $1,304.

(8)

Ms. Fenton joined Hollywood Media in 1997 and was appointed an executive officer in 2002. Ms. Fenton left Hollywood Media in the first quarter of 2003 to pursue other opportunities. Her responsibilities were temporarily assumed by our Chief Operating Officer until the appointment of Scott Gomez as our Vice President of Finance and Accounting in April 2003.

(9)

Bonus in 2002 paid in 2003.

Employment Agreements with Named Executive Officers.

Effective July 1, 1993, Hollywood Media entered into five-year employment agreements with each of Mitchell Rubenstein, Hollywood Media’s Chairman and Chief Executive Officer, and Laurie S. Silvers, Hollywood Media’s Vice Chairman and President. Effective July 1, 1998, Hollywood Media extended each of these employment agreements for an additional five-year term expiring July 1, 2003. During 2003, these agreements were amended and extended for one year commencing July 1, 2003 and ending on June 30, 2004 (such agreements, as amended in 2003, are sometimes referred to below as the “2003 Agreements”).

In connection with approving the 2003 Agreements, Hollywood Media's Compensation Committee considered, among other things, the following factors: (i) various financial and operational achievements of Hollywood Media (and the efforts of Mr. Rubenstein and Ms. Silvers to facilitate such achievements), including but not limited to the launch of Hollywood Media's "Totally Hollywood TV" digital cable television network (as further described below), and the successful launch and continued growth of the MovieTickets.com affiliate of Hollywood Media in which Hollywood Media owns a 26.4% equity interest, (ii) levels of compensation paid to CEOs, Presidents and other executive officers of other companies, and (iii) Mr. Rubenstein and Ms. Silvers have personally assisted Hollywood Media with cash flow over the years and currently by, among other things, making available from their personal funds a line of credit for Hollywood Media to draw upon, and personally guaranteeing surety bonds on behalf of Hollywood Media.

The terms of each of the employment agreements are automatically extended for successive one-year terms unless Hollywood Media or the executive officer gives written notice to the other at least 30 days prior to the then-scheduled expiration date. Each of the employment agreements provides for an annual salary (subject to automatic cost-of-living increases), an annual bonus in an amount determined by the Board of Directors and an automobile allowance of $650 per month. The adjusted annual salary for each such executive officer for 2003 under the agreements was $294,310 until the agreements were amended in the 2003 Agreements. The 2003 Agreements provide for annual salaries commencing July 1, 2003 of $400,000 for Mr. Rubenstein and $350,000 for Ms. Silvers.

The respective employment agreements provide that each executive will continue to receive his or her salary until the expiration of the term of the employment agreement if his or her employment is terminated by Hollywood Media for any reason other than death, disability or Cause (as defined in the employment agreements), or for a period of 12 months after termination of the employment agreement as a result of the executive’s disability, and that the executive’s estate will receive a lump sum payment equal to one year’s base salary plus a pro rata portion of any bonus to which the executive is entitled upon termination of the employment agreement by reason of the executive’s death.

The term “Cause” is defined in the employment agreements to mean (a) the executive officer’s act or omission which constitutes a willful and material breach of such executive officer’s employment agreement which is not cured within 30 days after such executive officer’s receipt of notice of such breach, (b) the executive officer’s fraud, embezzlement or misappropriation of Hollywood Media’s assets or property, or (c) the executive officer’s conviction for a criminal act that is a felony. A termination by Hollywood Media of one of such executive officer’s employment without Cause will constitute a termination without Cause of the other such executive officer for purposes of the employment agreements.

Under the employment agreements as currently amended, if a Change of Control (as defined in the employment agreements) occurs, the employment agreements provide for the continued employment of the executive officers until the earlier of two years following the Change of Control or the then-

scheduled expiration date of the term of employment. In addition, following a Change in Control, if the executive officer’s employment is terminated by Hollywood Media or by the executive officer during the term of the agreement, such executive officer will receive a lump sum cash payment equal to three times the executive officer’s then-existing base salary and most recent annual bonus.

Under the employment agreements as currently amended, the term “Change of Control” is defined to mean (a) any person’s or group’s acquisition of 20% or more of the combined voting power of Hollywood Media’s outstanding securities (other than as a result of an issuance of securities initiated by Hollywood Media, or open market purchases approved by the Board of Directors of Hollywood Media, as long as the majority of the Board approving the purchases is the majority at the time the purchases are made),(b) in the event of any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, the persons who were directors of Hollywood Media prior to such transaction ceasing to constitute a majority of the Board of Directors following the transaction, or (c) the sale or transfer of Hollywood Media its entirety or all or substantially all of its assets through any structure or form of transaction, including, but not limited to, a direct or indirect acquisition, merger, consolidation, restructuring or any similar or related transaction.

In connection with and pursuant to the terms of the 2003 Agreements, the Chief Executive Officer and the President were each granted as of July 1, 2003 (i) stock options to purchase 350,000 shares of the Hollywood Media’s common stock at an exercise price equal to the closing market price of the common stock on the date of grant ($1.20 per share), which options were granted under Hollywood Media’s shareholder-approved stock option plan, and (ii) 125,000 shares of restricted stock, issued under Hollywood Media’s shareholder-approved 2000 Stock Incentive Plan. The stock options and the shares of restricted stock vest at the rate of twenty-five percent per quarter over the one-year period following the date of grant, subject to accelerated vesting upon certain events including a Change of Control, and the options have a five-year term.

The employment agreements include additional payments upon certain conditions relating to the signing of new cable television contracts, as described below. As background, in 2002 Hollywood Media launched “Totally Hollywood TV” (“THTV”), an interactive digital cable television network for distribution on cable TV systems. THTV is currently carried on certain cable TV systems owned by Cox Communications and Cablevision Systems Corp. THTV utilizes certain content from Hollywood Media’s Hollywood.com division. Mr. Rubenstein and Ms. Silvers previously founded the Sci-Fi Channel, a cable television network which they sold to USA Networks in 1992.

In order for Hollywood Media to obtain the agreements of Mr. Rubenstein and Ms. Silvers to renew their employment agreements under which Hollywood Media benefits from their experience in obtaining cable operator carriage contracts, their cable industry relationships and contacts, and their efforts in seeking to obtain additional cable operator carriage agreements for THTV, the 2003 Agreements provide for Hollywood Media to make certain payments to Mr. Rubenstein and Ms. Silvers in the event that Hollywood Media or one of its subsidiaries or affiliates, during the term of the employment agreement (including any subsequent renewal periods) and so long as the executive is employed by Hollywood Media at the time, enters into agreements to carry THTV with (a) two additional Multiple System Operators (“MSOs”) that are among the largest eight MSOs (excluding Cox Communications and Cablevision Systems Corp.), or (b) with Comcast Corporation. In such event, each such executive officer shall be entitled to payments equivalent to five percent of the net income (as determined in accordance with GAAP) generated operationally, in the aggregate, by Hollywood Media’s THTV and Hollywood.com, Inc. divisions (which divisions share certain operations), and, if THTV and Hollywood.com were to be sold by Hollywood Media, the executive can elect to receive five percent of the net sale proceeds generated from the sale of such divisions in lieu of the net income payments continuing after the sale. The 2003 Agreements provide that these payment rights, once earned during the employment term, survive termination or expiration, for any reason, of the executive’s employment with

Hollywood Media. If such payments commence, Hollywood Media’s obligation to make such payments based on net income would terminate upon the cessation of the THTV cable channel.

Option Grants in Last Fiscal Year. There were no options granted during 2002 to any Named Executive Officer of Hollywood Media.

Stock Option Exercises During 2002 and Stock Options Held at End of 2002. No stock options were exercised by the Named Executive Officers during 2002. The following table indicates the total number and value of exercisable and unexercisable stock options held by each Named Executive Officer as of December 31, 2002:

STOCK OPTION EXERCISES IN LAST YEAR AND YEAR-END OPTION VALUE

			Number of Securities Underlying Unexercised Optional at Fiscal Year Ended		Value of Unexercised In-the-Money Options at Fiscal Year End
Name	Number of Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Mitchell Rubenstein	–	–	137,306	74,418	–	–
Laurie S. Silvers	–	–	137,306	74,418	–	–
Nicholas G. Hall	–	–	23,762	46,284	–	–
Margaret H. Fenton	–	–	28,779	31,335	–	–

Compensation of Directors. Directors of Hollywood Media who are neither employees nor consultants (“non-employee directors”) are compensated at the rate of $1,000 for each meeting of the Board of Directors attended, and all directors are reimbursed for travel and lodging expenses in connection with their attendance at meetings.

Hollywood Media has established for the non-employee directors the Director’s Stock Option Plan (the “Directors Plan”), which provides for automatic grants to each non-employee director of options to purchase shares of Hollywood Media’s common stock having a market value at the time of grant equal to $25,000 (i) upon a person’s election as a director and (ii) each year thereafter upon such person’s reelection as a director of Hollywood Media, in both instances at an exercise price per share equal to the fair market value per share of common stock on the date of the grant. A total of 100,000 shares of common stock have been reserved for issuance upon exercise of options granted under the Directors Plan. Options granted under the Directors Plan become exercisable six months after the date of grant and, except as otherwise approved by the Board, expire five years after the date of grant. The Board of Directors, in its discretion, may cancel all options granted under the Directors Plan that remain unexercised on the date of consummation of certain corporate transactions described in the Directors Plan. No options were granted under the Directors Plan in 2002, because the number of shares available under the plan for grant of additional options was insufficient to fulfill the plan’s formula for granting options. The Directors Plan does not permit any options to be granted after July 1, 2003 unless the Directors Plan is amended to extend the period during which options can be granted.

One of the proposals included in this Proxy Statement is a proposal to approve the amendment of the Directors Plan to extend the duration of the period under which stock options may be granted through July 1, 2008, to change the formula under which options are granted, and to increase the number of shares issuable under the plan by 200,000 shares. For additional information about the Directors Plan and such proposal to amend the plan, see “Proposal To Approve The Amendment Of The Directors Stock Option Plan (Proposal No. 2)” below.

See “Certain Relationships and Related Transactions -- Consulting Agreement with Dr. Martin H. Greenberg; Tekno Books Partnership” for a description of the consulting agreement between Hollywood Media and Dr. Greenberg, and related arrangements. Dr. Greenberg was a director of Hollywood Media during 2002, and during 2003 until he resigned from the Board on October 20, 2003.

Compensation Committee Interlocks and Insider Participation. The current members of the Compensation Committee are Harry T. Hoffman and Deborah J. Simon. During 2002, the members of the Compensation Committee also included Mitchell Rubenstein (for a portion of the year), and Peter Glusker (for a portion of the year). See “Certain Relationships and Related Transactions” for a description of various matters relating to such Compensation Committee members and/or their affiliates.

Report of the Compensation Committee on Executive Compensation

Under the rules established by the Securities and Exchange Commission, Hollywood Media is required to provide a report explaining certain aspects regarding compensation of Hollywood Media’s executive officers (including the Named Executive Officers) during the 2002 fiscal year. The report of Hollywood Media’s Compensation Committee is set forth below.

Executive Compensation Objectives and Elements.

The Compensation Committee is responsible for determining and making recommendations to the Board of Directors concerning executive compensation, including base salaries, bonuses and the basis of their awards, stock options, health insurance and other benefits. Hollywood Media’s executive compensation program, whose principal components consist of salary, bonus and stock options (and other stock incentive awards), is designed to achieve the following objectives: (a) providing competitive base pay to attract, retain and motivate qualified management; (b) delivering performance-based bonuses when results, individual initiative and accomplishments warrant; (c) generate returns to shareholders over the long term; and (d) aligning management compensation with the achievement of Hollywood Media’s goals and performance. The Compensation Committee believes that Hollywood Media’s executive compensation program is competitive with those of other media and Internet companies.

The Compensation Committee reviews, recommends and approves changes to Hollywood Media’s executive compensation program and policies, and otherwise seeks to ensure that Hollywood Media’s compensation philosophy and objectives are consistent with its best interests and is properly implemented. Our executive compensation strategy is for executives to receive a competitive base salary, while being eligible for bonuses based on performance and stock option (or other stock incentive) grants to provide long-term incentive, and participation in benefit programs available to other employees. In addition, the Compensation Committee may recommend the grant of discretionary bonuses to Hollywood Media’s executive officers.

Executive Officer Salaries.

During 2002, the Named Executive Officers having employment agreements with Hollywood Media (Mitchell Rubenstein and Laurie S. Silvers) were compensated in accordance with their respective employment agreements, which agreements designate a substantial portion of such executives’ compensation. See “Executive Compensation – Employment Agreements” above for a description of Hollywood Media’s employment agreements with such Named Executive Officers. The Compensation Committee reviews the annual salary of the executive officers, including the Chief Executive Officer. In determining appropriate executive officer compensation, the Compensation Committee reviews and considers, among other factors, each executive’s scope of responsibility and commitment, level of performance (with respect to specific areas of responsibility and on an overall basis), past and present contribution to and achievement of goals and performance, compensation levels at comparable companies and historical compensation levels, and considers recommendations from Hollywood Media’s management.

Stock Option Grants.

Hollywood Media believes that long-term equity compensation is an integral part of Hollywood Media’s executive compensation program and serves to provide important incentive to its executives. As such, generally it is Hollywood Media’s practice to set option exercise prices for executive officers at not less than 100% of the fair market value of the common stock on the date of the grant. Thus, the options have no monetary benefit to the executives unless the market price of our common stock increases above the exercise price. We anticipate that future option grants will be based in part on a subjective analysis of various performance criteria.

Annual Cash Bonuses.

In addition to compensation through base salaries and stock option grants, the Compensation Committee has the authority to issue performance-based annual cash bonus awards. Bonus awards vary depending on the officer’s base salary and the Compensation Committee’s review and consideration of the factors noted above and the executive officer’s contribution to Hollywood Media’s achievement of its goals.

Chief Executive Officer Compensation.

Mr. Rubenstein’s 2002 salary was paid pursuant to and in accordance with Mr. Rubenstein’s employment agreement with Hollywood Media under the terms then in effect, as amended in 1998. In addition to his salary, Mr. Rubenstein was granted a discretionary bonus of $25,000 based on consideration of the factors described in the preceding paragraphs and Mr. Rubenstein’s substantial contribution to, and integral role in, the completion of a number of significant transactions on behalf of Hollywood Media, including the raising of funds, and the “Exchange Agreement with Viacom” (described below under “Certain Relationships and Related Transactions”). Based on such considerations and the terms of his employment agreement, Mr. Rubenstein received the compensation described in “Executive Compensation” herein.

Policy on Deductibility of Compensation.

Section 162(m) of the U.S. Internal Revenue Code generally limits the tax deduction to public companies for annual compensation in excess of $1 million paid to an executive who is the chief executive officer or who is one of its other four most highly compensated executive officers. However, compensation which qualifies as “performance-based” is excluded from the $1 million limit if, among other requirements, the compensation is payable upon attainment of pre-established, objective performance goals under a plan approved by stockholders (stock options often qualify for such exclusion). It is the policy of Hollywood Media’s management and the Compensation Committee to consider potential adverse impact of Section 162(m) on Hollywood Media in connection with structuring executive compensation and, to the extent deemed appropriate, take steps to limit such adverse impact, while at the same time preserving the objective of providing appropriate compensation including incentive awards. The Compensation Committee intends to continue to coordinate with management in evaluating the compensation levels potentially payable under Hollywood Media’s compensation programs and to consider the implications of Section 162(m), but also intends to retain the flexibility necessary to provide cash and other compensation consistent with Hollywood Media’s compensation objectives and best interests.

Respectfully,

Members of the Compensation Committee

Harry T. Hoffman

Deborah J. Simon

Performance Graph

The following graph compares, for the five-year period from December 31, 1997 to December 31, 2002, the cumulative total shareholder return on our common stock with:

●

The Nasdaq Stock Market Index;

●

The Standard & Poor’s Media Index; and

●

The Standard & Poor’s Movies and Entertainment Index

The graph assumes that $100 was invested on December 31, 1997 in our common stock and in each of the referenced indexes. The stock price performance reflected in the following graph is historical and not necessarily indicative of future stock price performance.

*Assumes $100 invested on 12/31/97, including reinvestment of dividends, through 12/31/02.

AUDIT MATTERS

Report of the Audit Committee

The primary responsibility of the Audit Committee is to assist with oversight of Hollywood Media’s financial reporting process on behalf of the Board of Directors. Hollywood Media’s management is responsible for Hollywood Media’s financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Hollywood Media’s independent auditors are responsible for auditing Hollywood Media’s financial statements and expressing an opinion, based on the audit, as to the conformity of those audited financial statements with generally accepted accounting principles. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing. The Audit Committee relies on information provided to us by Hollywood Media’s management and independent auditors, including representations of management and the opinion of the independent auditors that such financial statements have been prepared in conformity with generally accepted accounting principles. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that Hollywood Media’s financial statements are presented in accordance with generally accepted accounting principles or that the audit of Hollywood Media’s financial statements has been carried out in accordance with generally accepted auditing standards.

The Audit Committee meets with Hollywood Media’s independent auditors and management to discuss the overall scope and plans for the audit, and to discuss the results of the auditors’ examinations and their evaluations of Hollywood Media’s internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed Hollywood Media’s audited financial statements for the year ended December 31, 2002 with management and the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, as amended by Statement of Auditing Standards No. 90. This included a discussion of the auditors’ judgments as to the quality, not just the acceptability, of Hollywood Media’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard No. 1. The Audit Committee also discussed with the independent auditors the auditors’ independence from management and Hollywood Media, including the matters covered by the written disclosures and letter provided by the independent auditors. The Audit Committee has also considered whether the provision of non-audit services provided by the independent auditors is compatible with maintaining the auditors’ independence.

Based on the reviews and discussions referenced above, the Audit Committee recommended to the Board of Directors that Hollywood Media’s audited financial statements be included in Hollywood Media’s Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the SEC.

Respectfully,

Members of the Audit Committee

Harry T. Hoffman

Robert E. McAllan

Deborah J. Simon

Disclosure of Independent Auditor Fees

As further described below under the caption “Replacement of Auditor in 2002”, in May 2002 Hollywood Media terminated the engagement of its independent certified public accountants, Arthur Andersen LLP (“Andersen”) and engaged the services of Ernst & Young LLP (“Ernst”) as its new independent auditors for Hollywood Media’s fiscal year ending December 31, 2002. The following is a description of the fees billed to Hollywood Media by Andersen and Ernst for the years ended December 31, 2001 and 2002 for various services.

	2002	2001
Type of Fees	Ernst & Young LLP	Arthur Andersen LLP

Audit Fees	$ 242,218	$ 224,250
Audit-Related Fees	22,525	153,770
Tax Fees	—	—
All Other Fees	—	—

Total	$ 264,743	$ 378,020

The fee types referenced in the above table, are defined as follows:

“Audit Fees” are aggregate fees billed by Hollywood Media’s principal auditing firm for professional services for the audit of Hollywood Media’s consolidated financial statements included in its Form 10-K and review of financial statements included in its Forms 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” are fees billed by Hollywood Media’s principal auditing firm for assurance and related services that are reasonably related to the performance of the audit or review of Hollywood Media’s financial statements. Such services include principally services associated with reports related to regulatory filings, and general accounting and reporting advice.

“Tax Fees” are fees billed by Hollywood Media’s principal auditing firm for professional services for tax compliance, tax advice, and tax planning.

“All Other Fees” are fees billed by Hollywood Media’s principal auditing firm for any services not included in the forgoing fee categories.

Audit Committee Pre-Approval Policies and Procedures

SEC rules require that audit services and permitted non-audit services provided by our principal auditing firm be pre-approved by our Audit Committee, with certain exceptions. Such rules permit such pre-approval to be given through explicit approval by the Audit Committee, or pursuant to pre-approval policies and procedures established by the Audit Committee. Since the commencement of such pre-approval requirements, it has been the Audit Committee’s practice to approve services provided by our principal auditing firm by explicit pre-approval on a case-by-case basis, however, the Audit Committee may develop other pre-approval policies and procedures as permitted by the SEC rules.

Replacement of Auditor in 2002

On May 27, 2002, Hollywood Media terminated the engagement of its independent certified public accountants, Arthur Andersen LLP (“Andersen”) and engaged the services of Ernst & Young LLP (“Ernst”) as its new independent auditors for Hollywood Media’s fiscal year ending December 31, 2002. These actions followed Hollywood Media’s decision to seek proposals from independent accountants to audit its financial statements for the fiscal year ending December 31, 2002. The decision to terminate Andersen and retain Ernst was approved by Hollywood Media’s Board of Directors upon the recommendation of its Audit Committee.

None of the audit reports of Andersen on Hollywood Media’s consolidated financial statements as of and for the fiscal years ended December 31, 2000 and 2001 contained an adverse opinion or a disclaimer of opinion nor was any such audit report qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2000 and 2001, and thereafter through the date of this Proxy Statement, there were no disagreements between Hollywood Media and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to Andersen’s satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two fiscal years ended December 31, 2000 and 2001, or thereafter through the date of this Proxy Statement.

During the two fiscal years ended December 31, 2000 and 2001, and the subsequent interim period though May 27, 2002 (the effective date of the engagement of Ernst), Hollywood Media did not consult with Ernst regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Appointment of Independent Public Accountants

The firm of Ernst & Young LLP served as Hollywood Media's independent public accountants for the fiscal year ended December 31, 2002, and the shareholders of Hollywood Media ratified the selection of Ernst & Young LLP for such engagement at the Annual Meeting of Shareholders of Hollywood Media held in December 2002. One or more representatives of Ernst & Young LLP are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders. Hollywood Media contemplates that Ernst & Young LLP will be selected to audit the 2003 fiscal year, subject to reaching mutually agreeable financial terms.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Viacom Inc.

Exchange Agreement with Viacom. On August 28, 2002, Hollywood Media Corp. entered into and consummated an Exchange Agreement (the “Exchange Agreement”), among Hollywood Media, its wholly owned subsidiaries, hollywood.com, Inc. and Broadway.com, Inc., and Viacom Inc. Pursuant to the Exchange Agreement, Viacom reconveyed to Hollywood Media an aggregate of 8,614,687 shares of Hollywood Media’s common stock, and warrants held by Viacom to purchase 262,973 shares of Hollywood Media’s common stock were cancelled. Viacom also paid Hollywood Media $2.0 million in cash. As a result of these transactions, as of August 28, 2002 Viacom no longer owned any shares of Hollywood Media’s common stock.

Under the Exchange Agreement, Hollywood Media retained $5.0 million in non-cash advertising and promotion across CBS properties for use through December 31, 2003. Each of the Advertising and Promotion Agreement and Content License Agreement, dated as of January 3, 2000, between hollywood.com, Inc. and Viacom, was terminated. The parties also terminated each of the following additional agreements to which they were a party: (1) the Stock Purchase Agreement dated as of August 26, 1999, (2) the Investor’s Rights Agreement dated as of January 3, 2000, (3) the Voting Agreement dated as of January 3, 2000, (4) the Securities Purchase Agreement dated as of April 25, 2001, and (5) the Registration Rights Agreement dated as of May 1, 2001. Under the Voting Agreement, Viacom had the right to nominate two individuals for election to Hollywood Media’s board of directors. Viacom’s designees on the Board at the time of such termination were Peter Glusker and Bryon Rubin. As a result of the termination of the Voting Agreement, Viacom no longer has such nomination rights. Messrs. Glusker and Rubin resigned as directors of Hollywood Media upon consummation of the Exchange Agreement.

Terminated Arrangements with Viacom. The following paragraphs under this caption “Transactions with Viacom Inc.” describe the transactions previously entered into with Viacom Inc., which arrangements were in effect until terminated in August 2002 pursuant to the Exchange Agreement as described above.

Effective January 2000, Hollywood Media entered into a strategic relationship with CBS (as predecessor to Viacom, Inc.) that provided for promotion of Hollywood.com and Broadway.com. In connection with such arrangements, CBS purchased 6,672,031 shares of our common stock in exchange for $5,303,030 in cash and $100 million of advertising, promotion, content and advertising sales support over a seven-year term pursuant to an Advertising and Promotion Agreement and a Content Agreement. Hollywood Media also issued to CBS a Warrant to purchase 1,178,892 shares of our Common Stock for an aggregate exercise price of $10,937,002. CBS exercised the warrant in full during March 2000. Half of the warrant exercise price was paid in cash and half was paid in additional advertising and promotion under the Advertising and Promotion Agreement. Hollywood Media also entered into an Investor’s Rights Agreement, a Registration Rights Agreement and a Voting Agreement with Viacom, which contained, among other things, transfer restrictions, standstill provisions, preemptive rights, registration rights and voting rights, some provisions of which are highlighted below. Such agreements were terminated in August 2002 pursuant to the Exchange Agreement as described above.

Advertising and Promotion Agreement; Content License Agreement. Viacom agreed to provide Hollywood Media an aggregate of $70 million in advertising and promotion of Hollywood.com and Broadway.com over a seven-year term. In addition, we had the right to allocate up to $30 million in value deliverable under the Content Agreement to additional advertising and promotion under the Advertising and Promotion Agreement. Viacom Inc. provided the advertising and promotion across various CBS media properties. The Advertising and Promotion Agreement and the Content License Agreement were terminated in August 2002 pursuant to the Exchange Agreement as described above.

Investor’s Rights Agreement. The Investor’s Rights Agreement between Hollywood Media and Viacom Inc. included various rights and obligations of Hollywood Media and Viacom related to Viacom’s ownership of Hollywood Media’s common stock, including Viacom’s registration rights with respect to the common stock, Hollywood Media’s right of first refusal with respect to transfers by Viacom of the common stock, standstill provisions to which Viacom was bound, and preemptive rights of Viacom with respect to certain issuances of common stock and other securities by Hollywood Media. The Investor’s Rights Agreement was terminated in August 2002 pursuant to the Exchange Agreement as described above.

Voting Agreement. The Voting Agreement among Hollywood Media, Viacom and certain shareholders of Hollywood Media contained agreements by such parties with respect to nominating individuals to serve on Hollywood Media’s Board of Directors and the voting of the common stock owned by such parties in favor of such nominees. Viacom had the right to nominate for election to

Hollywood Media’s Board of Directors a number of individuals equal to the product of Viacom’s percentage ownership of Hollywood Media’s common stock and the total number of members of the Board of Directors (rounded down to the nearest whole number). In addition, as long as the Advertising and Promotion Agreement and the Content Agreement remained in effect, Viacom had the right to designate at least one nominee to the Board of Directors. In all elections for members of the Board of Directors, each of the shareholders that was a party to the Voting Agreement agreed to vote all shares beneficially owned by them in favor of the Viacom designees. Each of Mitchell Rubenstein, Laurie S. Silvers, Martin H. Greenberg and Rosalind Greenberg were parties to the Voting Agreement. In all elections for members of the Board of Directors, Viacom agreed to vote all shares of common stock owned by it, or over which it has voting control, in favor of each individual nominated for election to the Board by Hollywood Media. The Voting Agreement was terminated in August 2002 pursuant to the Exchange Agreement as described above.

May 2001 Investment by Viacom Inc. In May 2001, Viacom Inc. made a $1.4 million investment in Hollywood Media and a $1.6 million prepayment of future cash advertising and promotion commitments to Hollywood Media. Hollywood Media issued an aggregate of 310,425 shares of Hollywood Media’s common stock to Viacom Inc. at a purchase price of $4.51 per share for a total purchase price of $1.4 million in cash. Viacom also received a series A warrant to acquire an aggregate of 162,973 shares of Hollywood Media common stock at a price of $6.44 per share, subject to adjustment of the price upon certain events. Viacom also received a series B warrant to acquire additional shares of common stock for no additional under certain conditions. Hollywood Media issued an additional 220,402 shares to Viacom pursuant to the series B warrant. The series A warrants and series B warrants were cancelled in August 2002 pursuant to the Exchange Agreement described above. In connection with this investment, Viacom also paid $1,600,000 to Hollywood Media, in 2001, as a prepayment of future cash advertising and promotion commitments owing under the Advertising and Promotion Agreement, dated as of January 3, 2000, between Hollywood Media and Viacom.

Investments by Affiliate of the Simon Property Group

Pursuant to a 1995 stock purchase agreement with Tekno Simon, an affiliate of the Simon Property Group, and its Co-Chairman, Melvin Simon, Tekno Simon purchased shares of Hollywood Media’s Series A Preferred Stock, Series B Preferred Stock and common stock. In May 1999, Tekno Simon converted all of the Series A and Series B Preferred Stock into 300,631 shares of common stock. Pursuant to such Stock Purchase Agreement, Tekno Simon has the right to designate one nominee to Hollywood Media’s Board of Directors until such time as Tekno Simon holds less than 25% of the sum of (i) the shares of common stock issued upon conversion of the Series A Preferred Stock, and (ii) the shares of common stock purchased by Tekno Simon in 1995. Certain principal shareholders of Hollywood Media, including Mitchell Rubenstein, Laurie S. Silvers and Dr. Martin H. Greenberg, have agreed to vote their shares of common stock in favor of the election of Tekno Simon’s nominee to the Board of Directors. Tekno Simon’s current nominee on the Board of Directors is Deborah J. Simon.

Consulting Agreement with Dr. Martin H. Greenberg; Tekno Books Partnership

Dr. Martin H. Greenberg does not receive a salary for serving as the Chief Executive Officer of Hollywood Media’s Tekno Books division. In 1993 Hollywood Media entered into a consulting agreement with Dr. Greenberg pursuant to which he agreed to render advisory and consulting services to Hollywood Media, including identifying best-selling authors to create intellectual properties for Hollywood Media and negotiating agreements with such authors, arranging for the publication of prose novels and anthologies for children and adults based on Hollywood Media’s intellectual properties, and attending trade shows and conventions on Hollywood Media’s behalf. The consulting agreement will expire in November 2003, unless terminated earlier, which termination may take place only under certain conditions. Pursuant to the consulting agreement, Dr. Greenberg receives consulting fees of $30,000 per year. In connection with Hollywood Media’s acquisition of Tekno Books, the consulting agreement was amended on December 9, 1994 to provide Dr. Greenberg with the exclusive right to package novelizations based on Hollywood Media’s entertainment properties.

Hollywood Media’s Tekno Books division is owned by a partnership in which Hollywood Media and Dr. Greenberg are the partners. Hollywood Media holds a 51% partnership interest and Dr. Greenberg holds a 49% interest in the Tekno Books partnership. The partnership makes periodic distributions to its partners of specified amounts of its income as provided pursuant to the terms of its partnership agreement between Hollywood Media and Dr. Greenberg, which distributions generally are made pro rata to the partners in proportion to their respective percentage interests in the partnership. During 2002, Hollywood Media received aggregate partner distributions of $763,704 from the Tekno Books partnership and Dr. Greenberg received aggregate partner distributions of $733,755. The partnership agreement has been in effect since October 1994 and was amended and restated in November 2002 including changes providing for: extension of the stated termination date of the partnership from December 31, 2024 to December 31, 2052; Dr. Greenberg’s agreement to serve as the Chief Executive Partner of the partnership through November 1, 2012 and for such longer period as Dr. Greenberg shall desire, subject to certain conditions; and a non-competition agreement by Dr. Greenberg while he is a partner and for a period of five years thereafter.

Offering of Convertible Debentures

On May 22, 2002, Hollywood Media issued an aggregate of $5.7 million in principal amount of 6% Senior Convertible Debentures Due May 2005 (the “Debentures”) to a group of investors, including existing shareholders of the company, upon payment of an aggregate $5.7 million cash investment from such investors. Mitchell Rubenstein, the Chairman and Chief Executive Officer of Hollywood Media, and Laurie S. Silvers, the Vice Chairman and President of Hollywood Media, participated in the financing with a $500,000 cash investment. See “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.” The Debentures are convertible at the option of the investors at any time through May 22, 2005 into shares of common stock of Hollywood Media at a price of $3.46 per share. Prior to conversion, the Debentures bear interest at 6% per annum, payable quarterly in cash or common stock. The investors also received fully vested warrants to acquire at any time through May 22, 2007 an aggregate of 576,590 shares of common stock at a price of $3.78 per share. If on May 22, 2003, an investor held at least seventy-five percent of such investor’s shares of common stock issued or issuable to such investor under the Debentures, then the exercise price of the warrants held by such investor would be decreased to $3.46 per share. The Debentures and warrants contain certain restrictive covenants and customary anti-dilution provisions. Pursuant to such offering, Mr. Rubenstein and Ms. Silvers acquired $500,000 principal amount of the Debentures and warrants to purchase 50,578 shares of common stock, upon the same terms as the other purchasers of the Debentures.

Pursuant to the terms of a Registration Rights Agreement entered into in connection with such offering of Debentures, Hollywood Media filed with the Securities and Exchange Commission a shelf registration statement under the Securities Act of 1933, as amended, to register for resale the shares of common stock of Hollywood Media issuable upon conversion of the Debentures or upon exercise of the warrants, and the shares of common stock issuable as payment of interest under the Debentures. Mr. Rubenstein and Ms. Silvers voluntarily abstained from registering their shares pursuant to such registration.

Line of Credit and Certain Arrangements with Chief Executive Officer and President

Line of Credit. During 2001, Mitchell Rubenstein, the Chairman and Chief Executive Officer of Hollywood Media, and Laurie S. Silvers, the Vice Chairman and President of Hollywood Media, advanced $1,570,000 to Hollywood Media under an unsecured line of credit facility of which $1,120,000 was repaid with interest at the JP Morgan prime rate (4.75% at December 31, 2001). Interest expense on these advances was $1,870 for 2001. At December 31, 2001, the outstanding balance under this line of credit was $450,000, which amount was repaid in January 2002 together with accrued interest of $781. Thereafter an aggregate of $1,651,000 was advanced to the Company and subsequently repaid during 2002 together with accrued interest of $9,315.

Under the current terms of such credit facility, in the event that Hollywood Media requires additional funding, Hollywood Media’s Chairman of the Board and Chief Executive Officer and Hollywood Media’s Vice Chairman and President, have indicated their intention to provide Hollywood Media, if required, with an amount not to exceed $3.5 million through January 1, 2004, if needed to enable Hollywood Media to meet its working capital requirements; provided, however, that the commitment will be reduced dollar for dollar to the extent Hollywood Media generates cash from financings, operational cash flow or proceeds from a sale of a division or subsidiary. Advances bear interest at the JP Morgan prime rate. The outstanding principal balance as of the date of this Proxy Statement is $700,000, of which $500,000 is collateralized by Broadway Ticketing inventory.

Performance Bonds for Broadway Ticketing Division. During 2003, Hollywood Media’s Chief Executive Officer and President made a personal guarantee to a surety bond company as a condition for such surety to issue certain surety bonds required by ticketing companies doing business with Hollywood Media’s Broadway Ticketing Division. Hollywood Media has agreed to indemnify its Chief Executive Officer and President for any personal costs they may incur in connection with such arrangements.

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PROPOSAL TO APPROVE THE AMENDMENT OF THE

DIRECTORS STOCK OPTION PLAN

(Proposal No. 2)

Proposed Amendment; Background and Reasons for Proposal

Proposed Amendment. This is a proposal to approve the amendment of Hollywood Media’s Directors Stock Option Plan (the “Directors Plan”) to extend the duration of the period under which stock options may be granted through July 1, 2008, to change the formula under which options are granted as described below, and to increase the number of shares issuable under the plan by 200,000 shares (from 100,000 to 300,000 shares).

Under the terms of the Directors Plan, no grants or awards are permitted to be made after July 1, 2003 unless the Directors Plan is amended to extend the period during which options can be granted, and no options were granted during 2002 under the Directors Plan because there was an insufficient number of shares available under the plan to fulfill the plan’s formula for granting options. As of the Record Date, the outstanding options under the Directors Plan have exercise prices ranging from $4.60 per share to $8.00 per share, the weighted average exercise price of such options is $5.36 per share (see “Outstanding Options” below), and the closing market price for Hollywood Media’s common stock was $1.48 per share. The Board of Directors and management of Hollywood Media believe that Hollywood Media should adopt this amendment to the Directors Plan in order to facilitate Hollywood Media’s ability to continue to attract and retain qualified and experienced persons to serve on the Board of Directors of Hollywood Media. On May 1, 2003, the Board of Directors of Hollywood Media approved such amendments to the Directors Plan, subject to shareholder approval, which amendments are further described below.

Plan Description

The statements in this Proxy Statement concerning the terms and provisions of the Directors Plan are summaries only and do not purport to be complete. All such statements are qualified in their entirety by reference to the full text of the Directors Plan, which is attached hereto as Appendix B. The changes to the text of the Directors Plan pursuant to the proposed amendment are as indicated in Appendix B; deleted language is bracketed and struck, and new language is in underlined bold print.

The purpose of the Directors Plan is to advance the interests of Hollywood Media by providing an additional incentive to attract and retain qualified and experienced persons to serve as directors of Hollywood Media and to encourage stock ownership in Hollywood Media by such persons. The Directors Plan was adopted in 1993, and was previously approved by Hollywood Media’s shareholders. Unless this proposal to amend the Directors Plan is approved at the Meeting, no stock options may be granted under the Directors Plan after July 1, 2003. If this proposal is approved, options may be granted through July 1, 2008. The Directors Plan continues in effect until all options granted thereunder have expired or been exercised, unless the Directors Plan is terminated at an earlier time.

The Directors Plan provides for the issuance of stock options to purchase shares of Hollywood Media’s common stock, which options are granted from time to time pursuant to the granting formula set forth in the Directors Plan, as further described below. The Directors Plan is administered by the Stock Option Committee of Hollywood Media’s Board of Directors or, if a Stock Option Committee is not designated, by the Board of Directors. The Stock Option Committee has the right to adopt rules and regulations for purposes of administering the Directors Plan, and its interpretation and construction of any provision of the Directors Plan is final and conclusive.

Eligible Directors. Only “Eligible Directors” may be granted options under the Directors Plan. An “Eligible Director” is defined as any person who is a member of Hollywood Media’s Board of Directors and who is not an employee, full-time or part-time, of or consultant to Hollywood Media. For purposes of the Directors Plan, a director who does not receive regular compensation from Hollywood Media or its subsidiaries, other than directors’ fees and reimbursement for expenses, shall not be considered to be an employee or consultant of Hollywood Media, even if such director is an officer of Hollywood Media or a subsidiary of Hollywood Media. There are currently three such Eligible Directors serving on Hollywood Media’s Board of Directors.

Number of Shares Authorized for Directors Plan. As of the Record Date, the maximum aggregate number of shares of common stock that may be issued pursuant to options granted under the Directors Plan was 100,000, of which an aggregate of 55,999 shares are subject to issuance under outstanding options (see “Outstanding Options” below), resulting in a remaining balance of 44,001 shares available for future option grants if the term of the Director’s Plan is extended by approval of this proposal at the Meeting, as described in this proposal above. No options have been exercised under the Directors Plan and no shares have been issued under the Directors Plan. If this proposal is approved by Hollywood Media’s shareholders, the aggregate number of shares available for issuance pursuant to options granted under the Directors Plan will be increased from 100,000 to 300,000 shares. If any option granted pursuant to the Directors Plan terminates, expires, or is canceled or surrendered without issuance of the shares subject to such option, in whole or in part, new options may thereafter be granted covering such shares. Hollywood Media’s shareholders do not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the Directors Plan.

Formula for Granting Options. Prior to the amendment as proposed herein, the current formula for granting stock options under the Directors Plan provides for each Eligible Director to receive: (1) an initial grant of an option to purchase shares of common stock having an aggregate “Fair Market Value” (based on the prevailing stock market price per share of common stock, as defined in the Directors Plan) at the time of the grant equal to $25,000 on the date (the “Initial Grant Date”) such person becomes an Eligible Director and (2) an annual grant of an option to purchase shares of common stock having a Fair Market Value at the time of grant equal to $25,000, on the date of the annual meeting of Hollywood Media’s shareholders at which the Eligible Director is reelected, beginning with the first annual meeting Date after the Initial Grant Date for each such Eligible Director. If this proposal is approved, the formula for granting options under the Directors Plan will be replaced with the following formula: (1) an initial grant of an option to purchase 15,000 shares of common stock at the time such person becomes an Eligible Director, (2) an annual grant of an option to purchase 15,000 shares of common stock on the date of the annual meeting of Hollywood Media’s shareholders at which the Eligible Director is reelected, beginning with the first annual meeting Date after the Initial Grant Date for each such Eligible Director, and (3) if such Eligible Director was an Eligible Director at the time of the Company’s Annual Meeting of Shareholders in December 2002, an additional grant of an option to purchase 15,000 shares of common stock on the date of Hollywood Media’s shareholders’ meeting at which these amendment to the Directors Plan are first approved by the Company’s shareholders (the amendment described in this clause (3) is included because no grants were made in 2002 under the Directors Plan due to an insufficient number of shares available to fulfill the formula for granting options).

Upon the grant of each option under the Directors Plan, the Eligible Director shall enter into an option agreement with Hollywood Media, which shall specify the grant date, the number of shares subject to the option and the exercise price and shall include such other provisions consistent with the Directors Plan as the Committee may determine.

The Directors Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended, nor is it subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Terms And Conditions Of Options

Exercise Price. The exercise price per share of any option granted under the Directors Plan shall be the “Fair Market Value” per share of common stock (based on the prevailing stock market price per share of common stock, as defined in the Directors Plan) underlying such option on the date such option is granted. As of the Record Date, the closing market price of Hollywood Media’s common stock as reported by the Nasdaq Stock Market was $1.48 per share. The option price of any shares purchased shall be paid in cash, by certified or official bank check or personal check, by money order, with shares of Hollywood Media’s common stock, or by a combination of the above. If the exercise price is paid in whole or in part with shares, the value of the shares surrendered shall be their Fair Market Value on the date the option is exercised.

Exercisability Of Options. Each option granted under the Directors Plan is not exercisable until after six months following its grant to an Eligible Director. Thereafter, such option shall be exercisable in full. The expiration date of an option under the terms of the Directors Plan is 10 years after the date of grant of the option.

Unless otherwise provided in any option, each outstanding option shall become immediately exercisable in full (i) if there occurs any transaction (which shall include a series of transactions within 60 days or occurring pursuant to a plan), that has the result that shareholders of Hollywood Media immediately before such transaction cease to own at least 51% of the voting stock of Hollywood Media or of any entity that results from the participation of Hollywood Media in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction; (ii) if the shareholders of Hollywood Media shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which Hollywood Media does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or (iii) if the shareholders of Hollywood Media shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of Hollywood Media (unless such plan is subsequently abandoned).

The Stock Option Committee in its sole discretion may by giving written notice cancel, effective upon the date of the consummation of certain corporate transactions that would result in an option becoming fully exercisable, any option that remains unexercised on such date. Such notice shall be given a reasonable period of time prior to the proposed date of such cancellation, and all options shall vest in full and at any time prior to the date of cancellation the option may be exercised in whole or in part.

Transferability Of Options. The options granted under the Directors Plan are not transferable by the optionee other than by will or the laws of descent and distribution, and are exercisable during the optionee’s lifetime only by the optionee.

Termination Of Options. The unexercised portion of any option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following: (i) one year after the date on which the optionee ceases to be a director for any reason other than for “Cause” as defined in the Directors Plan and (ii) immediately upon the removal of the optionee as a director for “Cause.” Prior to becoming null and void as provided above, an option held at the date on which an optionee ceases to be a director of Hollywood Media may be exercised in whole or in part, but only to the extent such option was exercisable at the date such optionee ceased to be a director.

Amendment Of Directors Plan.

The Directors Plan provides that shareholder approval is required in order to amend the Directors Plan to increase the number of shares reserved for issuance upon exercise of options granted thereunder, and for certain other types of amendments.

Outstanding Options

As of the Record Date, options exercisable for a total of 55,999 shares of common stock were outstanding under the Directors Plan, and no options had been exercised. Outstanding options, which are held by 5 persons (all of whom are or previously were directors of Hollywood Media), are exercisable at prices ranging from $4.60 per share to $8.00 per share and expire on various dates from November 1, 2003 through December 20, 2006. The weighted average exercise price of outstanding options under the Directors Plan is $5.36 per share. The number of options under the Directors Plan held as of the Record Date by current directors (who are not executive officers), as a group, is 51,180.

Securities Authorized For Issuance Under Equity Compensation Plans

For additional information regarding compensation plans under which equity securities of Hollywood Media are authorized for issuance, aggregated by “Plan category”, see “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters -- Securities authorized for issuance under equity compensation plans”, above.

Securities Act Registration

Hollywood Media has previously filed a registration statement on Form S-8 under the Securities Act of 1933, covering shares available for issuance under the Directors Plan. If this proposal is approved at the Meeting, Hollywood Media plans to register the additional shares of common stock authorized under this proposal for issuance under the Directors Plan pursuant to a registration statement on Form S-8 to be filed with the Securities and Exchange Commission as soon as practicable following the Meeting.

Federal Income Tax Effects Of Options Granted Under the Directors Plan

Options granted under the Directors Plan are not “incentive stock options” as defined in Section 422 of the Code. For a description of certain federal income tax effects of options granted under the Directors Plan, see “Federal Income Tax Effects of Options Granted Under the Directors Plan and 2000 Plan” following Proposal 3 below.

THE BOARD OF DIRECTORS OF HOLLYWOOD MEDIA RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE AMENDMENT OF HOLLYWOOD MEDIA’S DIRECTORS STOCK OPTION PLAN.

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PROPOSAL TO APPROVE THE AMENDMENT

OF THE 2000 STOCK INCENTIVE PLAN

(Proposal No. 3)

Proposed Amendment; Background and Reasons for Proposal

This is a proposal to approve the amendment of Hollywood Media’s 2000 Stock Incentive Plan (the “2000 Plan”), as further described below. As of the Record Date, there were only 110,865 shares of Hollywood Media’s common stock available for additional awards under the 2000 Plan. As of the Record Date, the weighted average exercise price of all outstanding options under the 2000 Plan was $4.37 per share, and the closing market price for Hollywood Media’s common stock was $1.48 per share.

Hollywood Media also has a 1993 Stock Option Plan (the “1993 Plan”) which expired in July 2003 (in that no more stock options can be granted under the 1993 Plan). The 1993 Plan had an aggregate of 832,981 shares which would have been available for additional grants as of the Record Date, if the term for granting options under the 1993 Plan had not expired. As of the Record Date, the weighted average exercise price of all outstanding options under the 1993 Plan was $6.19 per share.

In connection with approving the proposed amendments to the 2000 Plan, Hollywood Media’s Board of Directors considered, among other things, the following factors: (i) Hollywood Media’s need to attract, retain, and motivate persons as officers, key employees and consultants of Hollywood Media, (ii) the fact that there were only 110,865 shares of Hollywood Media’s common stock available for additional awards under the 2000 Plan, (iii) the fact that the weighted averages of the options outstanding under the 1993 Plan and the 2000 Plan were $6.19 and $4.37 per share, respectively, and (iv) the fact that although there were 832,981 previously authorized shares available for additional grants under the 1993 Plan, such shares could not be utilized for granting options under the 1993 Plan because the term for granting options under the 1993 Plan had expired in July 2003.

Proposed Amendment. Based on such considerations, in October 2003 the Board approved, subject to shareholder approval, the amendments to the 2000 Plan described in this proposal, including (i) an increase in the number of shares of common stock available for awards under the 2000 Plan by 1,332,981 shares, and (ii) removal of the “evergreen” formula for increasing available shares under the 2000 Plan and prospectively replacing the formula with a fixed number of shares. The amount of such increase in shares (1,332,981 shares) is the sum of (i) 832,981 shares (being the number of shares not utilized for grants under the 1993 Option Plan, as described above), plus (ii) an additional 500,000 shares. If this proposal is approved at the Meeting, the maximum number of shares available for additional awards under the 2000 Plan would be 1,443,846 shares (equivalent to approximately 6.7% of Hollywood Media’s outstanding shares of common stock as of the Record Date).

The Board of Directors and management of Hollywood Media believe that Hollywood Media should adopt this amendment to the 2000 Plan in order to facilitate Hollywood Media’s ability to continue to attract, retain, and motivate highly competent persons as officers, key employees and consultants of Hollywood Media. The Board of Directors of Hollywood Media has approved such amendments to the 2000 Plan, subject to shareholder approval, which amendments are further described below.

Plan Description

The 2000 Plan was adopted by Hollywood Media and approved by its shareholders in the year 2000. The statements in this Proxy Statement concerning the terms and provisions of the 2000 Plan are summaries only and do not purport to be complete. All such statements are qualified in their entirety by reference to the full text of the 2000 Plan, which is attached hereto as Appendix C. The changes to the text of the 2000 Plan pursuant to the proposed amendment are as indicated in Appendix C; deleted language is bracketed and struck, and new language is in underlined bold print.

The purpose of the 2000 Plan is to advance the interests of Hollywood Media by providing an additional incentive to attract, retain and motivate highly competent persons as officers and key employees of, and consultants to, Hollywood Media and its subsidiaries and affiliates and to encourage stock ownership in Hollywood Media by such persons by providing them opportunities to acquire shares of Hollywood Media’s common stock, or to receive monetary payments based on the value of such shares pursuant to the Benefits described therein. Additionally, the 2000 Plan is intended to assist in further aligning the interests of Hollywood Media’s officers, key employees and consultants with those of its other stockholders. Hollywood Media has approximately 203 full-time employees.

The 2000 Plan is administered by the Stock Option Committee, which has the right to determine, among other things, the persons to whom Stock Options to purchase shares of Hollywood Media’s common stock, or other awards under the 2000 Plan, are granted, the number of shares of common stock subject to Stock Options or other awards, the exercise price of Stock Options and other terms and conditions of such awards. In addition to Stock Options to purchase shares of Hollywood Media’s common stock, awards under the 2000 Plan may be granted in any or a combination of a number of other forms, including Stock Appreciation Rights, Stock Awards (such as restricted stock grants), Performance Awards and Stock Units (such awards are sometimes referred to “Benefits”). No Stock Options or other Benefit may be granted after November 3, 2010, but the amendments to the 2000 Plan to be approved under this proposal include a clarification that the 2000 Plan continues in effect after such date until all Benefits previously granted have expired, vested or been exercised pursuant to the applicable terms thereof, as the case may be, unless the 2000 Plan is sooner terminated by the Committee. The Stock Option Committee has the right to adopt rules and regulations for purposes of administering the 2000 Plan, and its interpretation and construction of any provision of the 2000 Plan is final and conclusive.

Number of Shares Authorized for 2000 Plan. As of the Record Date, the maximum aggregate number of shares of common stock that may be subject to Benefits granted under the 2000 Plan is 1,432,306, of which an aggregate of 1,321,441 shares are subject to issuance under outstanding Stock Options or were previously issued pursuant to restricted stock grants or upon exercise of Stock Options (see “Outstanding Options; Shares Issued” below), resulting in a remaining balance of 110,865 shares available for future Benefit grants. Prior to amendment as proposed herein, the 2000 Plan provides that the maximum aggregate number of shares of common stock that may be subject to Benefits granted under the 2000 Plan is calculated pursuant to the following formula: 1,000,000 shares, subject to automatic increase (but not decrease), if applicable, on the first day of each fiscal quarter of Hollywood Media so that such number equals the lesser of (i) five percent of the number of Hollywood Media’s then outstanding shares of common stock, or (ii) 2,000,000 shares. If this proposal is approved by Hollywood Media’s shareholders, such formula will be removed from the Plan, and the aggregate number of shares that may be subject to Benefits granted under the 2000 Plan will be fixed at 2,765,287, an increase of 1,332,981 shares (see “Proposed Amendment; Background and Reasons for Proposal” above). As described in this proposal above, such amendment would result in an aggregate of 1,443,846 shares available for additional awards under the 2000 Plan (equivalent to approximately 6.7% of Hollywood Media’s outstanding shares of common stock as of the Record Date).

The maximum number of shares of common stock with respect to which Benefits may be granted or measured to any individual participant under the 2000 Plan during the term of the 2000 Plan shall not exceed 750,000, and the maximum number of shares of common stock with respect to which Stock Options and Stock Appreciation Rights may be granted to an individual participant under the 2000 Plan during the term of the 2000 Plan shall not exceed 750,000; provided, however, that the proposed amendments to be approved at the Meeting include changing both such 750,000 share limits to 1,000,000 shares. Any shares of common stock subject to a Stock Option or Stock Appreciation Right which for any reason is cancelled or terminated without having been exercised, any shares subject to Stock Awards, Performance Awards or Stock Units which are forfeited, any shares subject to Performance Awards settled in cash or any shares delivered to Hollywood Media as part or full payment for the exercise of a Stock Option or Stock Appreciation Right shall again be available for Benefits under the 2000 Plan.

Hollywood Media’s shareholders do not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the 2000 Plan.

Participants eligible to receive Benefits under the 2000 Plan consist of such officers and key employees of, and such consultants to, Hollywood Media and its subsidiaries and affiliates as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of Hollywood Media, and Benefit grants are made to such persons whom the Committee may designate from time to time to receive Benefits under the Plan. Upon receiving grants of Benefits, each holder of a Benefit must enter into a benefit agreement with Hollywood Media that contains the appropriate terms and conditions as determined by the Stock Option Committee.

The 2000 Plan is not qualified under the provisions of Section 401(a) of the Code, nor are they subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Terms and Conditions of Benefits

Stock Options. The 2000 Plan provides for the issuance of Incentive Stock Options and Nonqualified Stock Options. An Incentive Stock Option is an option to purchase common stock that meets the definition of “incentive stock option” set forth in Section 422 of the Internal Revenue Code of 1986, however, no Incentive Stock Option may be granted to a consultant who is not also an employee of Hollywood Media or any of its subsidiaries. A Nonqualified Stock Option is an option to purchase common stock that meets certain requirements in the plan but does not meet the definition of an “incentive stock option” set forth in Section 422 of the Code. Nonqualified Stock Options and Incentive Stock Options are sometimes referred to hereinafter as “Options.”

Option Price. For any Option granted under the 2000 Plan, the Option price per share of common stock is determined by the Stock Option Committee but may not be less than par value, except that the Option price per share of any Incentive Stock Option may not be less than the “Fair Market Value” per share of common stock (based on the prevailing stock market price per share of common stock, as defined in the 2000 Plan) on the date such Incentive Stock Option is granted. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of Hollywood Media or any parent or subsidiary corporation of Hollywood Media, unless the exercise price is fixed at not less than 110% of the Fair Market Value per share of the common stock on the date of grant and the exercise of such Option is prohibited by its terms after the expiration of five years from the date of grant of such Option. As of the Record Date, the closing market price of Hollywood Media’s common stock as reported by the Nasdaq Stock Market was $1.48 per share. The Option exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of common stock of Hollywood Media then owned by the participant or by other methods of paying the exercise price that the Committee determines to be consistent with applicable law and the purpose of the 2000 Plan.

Stock Appreciation Rights. The Stock Option Committee may also grant Stock Appreciation Rights under the 2000 Plan. A Stock Appreciation Right means a right to receive a payment in cash, common stock or a combination thereof, in an amount equal to the excess of (x) the Fair Market Value, or other specified valuation, of a specified number of shares of common stock on the date the right is exercised over (y) the Fair Market Value, or other specified valuation (which shall be no less than the Fair Market Value) of such shares of common stock on the date the right is granted, all as determined by the Committee; subject, however, to certain limitations as provided in the 2000 Plan and subject to such terms and conditions as the Committee shall impose from time to time.

Exercise Of Options and Stock Appreciation Rights. Each Option is exercisable in such amounts at such intervals and upon such terms as the Stock Option Committee may determine. No Option shall be exercisable later than ten years after the date it is granted except in the event of a participant’s death, in which case, the exercise period of the Option may be extended beyond such period but no later than one year after the participant’s death. All Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in the option agreement, however, the Committee may, in its sole discretion, later waive any such condition. Similar terms apply to exercises of Stock Appreciation Rights under the 2000 Plan.

Post-Employment Exercises. The exercise of any Option after termination of employment of a participant with Hollywood Media, a subsidiary of Hollywood Media or with any company providing consulting services to Hollywood Media shall be subject to conditions imposed by the Stock Option Committee at the time of the grant and satisfaction of the conditions precedent that the participant neither (i) competes with, or takes other employment with or renders services to a competitor of, Hollywood Media, its subsidiaries or affiliates without the written consent of Hollywood Media (except that this clause (i) shall not apply to consultants), nor (ii) conducts himself or herself in a manner adversely affecting Hollywood Media; provided, however, that the Stock Option Committee, in its sole discretion, may waive any conditions imposed in the applicable Benefit agreement or as set forth in (i) and (ii) above. Similar terms apply to post-employment exercises of Stock Appreciation Rights under the 2000 Plan.

Acceleration or Termination Upon Change in Control. If there is a “Change in Control” of Hollywood Media (as defined), all then outstanding Stock Options and Stock Appreciation Rights shall immediately vest and become exercisable. A “Change in Control” shall be deemed to have occurred upon any of the following events: (i) Hollywood Media’s Board of Directors shall approve any merger, consolidation, or like business combination or reorganization of Hollywood Media (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that will have the result that (A) any legal entity or person owns at least 51 percent of the voting stock of Hollywood Media or (B) shareholders of Hollywood Media immediately before such transaction cease to own at least 51 percent of the voting stock of Hollywood Media or of any entity that results from the participation of Hollywood Media in the transaction, and such transaction shall have been consummated; or (ii) during any period of two (2) consecutive years, the individuals who at the beginning of such period constitute Hollywood Media’s Board of Directors or any individuals who would be “Continuing Directors” (as hereinafter defined) cease for any reason to constitute at least a majority thereof; or (iii) Hollywood Media’s common stock shall cease to be publicly traded; or (iv) Hollywood Media’s Board of Directors shall approve a sale of all or substantially all of the assets of Hollywood Media, and such transaction shall have been consummated. “Continuing Directors” means (x) the directors of Hollywood Media in office on November 3, 2000 (the Effective Date”) and (y) any successor to any such director and any additional director who after the Effective Date was nominated or selected by a majority of the Continuing Directors (or the Nominating Committee of the Board of Directors of Hollywood Media) in office at the time of his or her nomination or selection. The Stock Option Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of Hollywood Media or certain other events or transactions specified in the 2000 Plan, each outstanding Stock Option and Stock Appreciation Right shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share of common stock subject to such Stock Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such shares of common stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option or Stock Appreciation Right; such amount to be payable in cash, property or in a combination thereof, as the Committee in its discretion shall determine. The provisions contained in the preceding sentence shall be inapplicable to a Stock Option or Stock Appreciation Right granted within six months before the occurrence of a Change in Control if the holder is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 and no exception from liability under Section 16(b) thereof is otherwise available to such holder.

Stock Awards. The Stock Option Committee may grant Stock Awards consisting of shares of common stock issued to participants. Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, vesting over time or upon achievement of performance goals by Hollywood Media or one of its divisions or the participant, restrictions on the sale or other disposition of such shares, or the right of Hollywood Media to reacquire such shares for no consideration upon termination of the participant’s employment within specified periods.

Stock Units. The Stock Option Committee may grant Stock Units consisting of a notional account representing shares of common stock. The Committee shall determine the criteria for the vesting of Stock Units, which may include achievement of performance goals. A Stock Unit provides for payment in shares of common stock and/or cash at such time as the award agreement shall specify, and may be issued with or without participant payments obligations.

Performance-Based Awards. Benefits granted under the 2000 Plan may be granted in a manner such that the Benefits qualify for the performance-based compensation exemption of Section 162(m) of the Code. See “Federal Income Tax Effects of Options Granted Under the Directors Plan and 2000 Plan” following this Proposal 3 below.

Nontransferability. Benefits granted under the 2000 Plan are not transferable by a participant other than by will or the laws of descent and distribution, and Benefits are exercisable during a participant’s lifetime only by the participant, with certain exceptions.

Amendment Of 2000 Plan

The 2000 Plan provides that shareholder approval is required in order to amend the 2000 Plan to increase the number of shares reserved for issuance upon exercise of options granted thereunder, and for certain other types of amendments.

Outstanding Options; Shares Issued

As of the Record Date, all Benefits previously granted under the 2000 Plan consisted of Options and restricted stock grants. As of the Record Date, Options exercisable for a total of 123,245 shares of common stock were outstanding under the 2000 Plan, Options to purchase an aggregate of 98,265 shares of common stock granted under the 2000 Plan had been exercised, and an aggregate of 1,099,931 shares of common stock had been issued pursuant to restricted stock grants. Outstanding Options, which are held by 34 persons, are exercisable at prices ranging from $3.00 per share to $6.50 per share and expire on various dates from January 3, 2006 through November 29, 2006. The weighted average exercise price of outstanding Options under the 2000 Plan is $4.37 per share.

The following table sets forth, as of the Record Date, the number of Options under the 2000 Plan held by, the number of shares issued under exercised Options to, and the number of shares issued under restricted stock grants to: (i) the Named Executive Officers; (ii) all current executive officers as a group; (iii) all current directors who are not executive officers as a group; and (iv) all employees who are not executive officers, as a group:

	Stock Options		Stock Grants
Optionee	Outstanding Options	Shares Issued Under Options	Shares Issued

Mitchell Rubenstein, Chief Executive Officer	—	—	385,341 (1)
Laurie S. Silvers, President	—	—	385,341 (1)
Nicholas G. Hall, Chief Operating Officer	—	—	4,849
All current executive officers	—	—	775,531
All current directors who are not executive officers	—	—	—
All employees who are not executive officers	123,245	98,265	323,772

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(1)

These grants were made (i) pursuant to an exchange of the officer’s outstanding stock options for 260,341 shares of restricted stock in December 2001 (as further described above under “Executive Compensation -- Summary Compensation Table”), and (ii) in connection with the extension and amendment of such officer’s employment agreement in July 2003, pursuant to which 125,000 shares of restricted stock were granted to such officer (as further described above under “Executive Compensation -- Employment Agreements”).

Securities Authorized For Issuance Under Equity Compensation Plans

For additional information regarding compensation plans under which equity securities of Hollywood Media are authorized for issuance, aggregated by “Plan category”, see “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters -- Securities authorized for issuance under equity compensation plans”, above.

Securities Act Registration

Hollywood Media has previously filed a registration statement on Form S-8 under the Securities Act of 1933, covering shares available for issuance under the 2000 Plan. If this proposal is approved at the Meeting, Hollywood Media plans to register the additional shares of common stock authorized under this proposal for issuance under the 2000 Plan pursuant to a registration statement on Form S-8 to be filed with the Securities and Exchange Commission as soon as practicable following the Meeting.

Federal Income Tax Effects Of Options Granted Under the 2000 Plan

For a description of certain federal income tax effects of options granted under the 2000 Plan, see “Federal Income Tax Effects of Options Granted Under the Directors Plan and 2000 Plan” following this Proposal 3 below.

THE BOARD OF DIRECTORS OF HOLLYWOOD MEDIA RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE AMENDMENT OF HOLLYWOOD MEDIA’S 2000 STOCK INCENTIVE PLAN.

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FEDERAL INCOME TAX EFFECTS OF OPTIONS

GRANTED UNDER THE DIRECTORS PLAN AND 2000 PLAN

The Directors Plan and the 2000 Plan described in the proposals above are sometimes referred to below as the “Plans” or individually as a “Plan”.

Stock Options. Stock options may be granted under the 2000 Plan in the form of incentive stock options (“ISOs”) or non-qualified stock options (“NQSOs”). No ISOs can be granted under the Directors Plan. ISOs are eligible for favorable tax treatment under the U.S. Internal Revenue Code (the “Code”). To meet the Code requirements, the maximum value of ISOs that first become exercisable in any one year is limited to $100,000. Under the Code, persons who receive stock option grants do not realize compensation income upon the grant of a stock option (whether an ISO or an NQSO). At the time of exercise of an NQSO, the holder will realize compensation income in the amount of the spread between the aggregate exercise price of the option and the aggregate fair market value, as of the date of exercise, of the shares of stock purchased pursuant to the exercise of the option. At the time of exercise of an ISO, no compensation income is realized other than “tax preference income” for purposes of the alternative minimum tax. If the shares acquired on exercise of an ISO are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on sale over the exercise price will be taxed as capital gains. If the shares acquired on exercise of an ISO are disposed of within less than two years after grant or one year of exercise, the holder will realize compensation income equal to the excess of the fair market value of shares on the date of exercise over the option price. Additional amounts realized will be taxed as capital gains. Hollywood Media will generally be entitled to a deduction under the Code at the time and equal to the amount of compensation income realized by the holder of an option under the Plans, subject to applicable limits.

Stock Awards. Generally, a grant of stock under the 2000 Plan, which shares are subject to vesting and transfer restrictions, will not result in taxable income to the recipient for U.S. federal income tax purposes or a tax deduction to Hollywood Media as of the date of the grant. Generally, the recipient will be taxed on the value of the stock received as compensation income at the time(s) and in the year(s) in which the restrictions on the stock lapse. Such value will be the fair market value of the shares on the dates the restrictions terminate, less any consideration paid for the ordinary shares. Under Section 83(b) of the Code, however, a recipient may elect to treat the fair market value of such restricted stock on the date of such grant as compensation income in the year of the grant, provided the recipient makes the election pursuant to Section 83(b) of the Code within thirty days after the date of the grant. In any case, Hollywood Media will receive a deduction for federal income tax purposes equal to the amount of compensation included in the recipient’s income in the year in which that amount is so included, subject to applicable limits.

Stock Appreciation Rights, Stock Units. The amount of any cash or the fair market value of any stock received by the holder upon the exercise of stock appreciation rights or stock units under the 2000 Plan will be subject to ordinary income tax in the year such stock or cash is received, and Hollywood Media will be entitled to a deduction for such amount, subject to applicable limits.

Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year. One such exception applies to certain performance-based compensation (which includes qualifying stock options), provided that the applicable plan and/or compensation has been approved by stockholders in a separate vote and certain other requirements are met. It is intended that the Plans will qualify for granting options and other awards satisfying the exception to the Section 162(m) limitations, however, no assurance can be given that the IRS would not take a contrary position or that the exception from Section 162(m) will be applicable in every case. In addition, Hollywood Media will not be entitled to a deduction with respect to payments to employees which are contingent upon a change of control if such payments are deemed to constitute “excess parachute payments” under Section 280G of the Code and do not qualify as reasonable compensation pursuant to that section. Excess parachute payments subject the recipients of such payments to a 20 percent excise tax.

Summary Only. The discussion set forth above does not purport to be a complete analysis of the potential tax consequences relevant to a Plan participant or to Hollywood Media, or to describe tax consequences based on particular circumstances. It is a general summary based on federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time. Moreover, because the tax consequences to any participant may depend on his or her particular situation, each participant should consult his or her tax adviser as to the Federal, state, local or other tax consequences of the grant or exercise of any option or other benefit under the Plans or the disposition of common stock acquired on exercise or pursuant to an option or other benefit under the Plans.

SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS

Shareowner Proposals for Inclusion in Next Year’s Proxy Statement

To be considered for inclusion in next year’s proxy statement, shareowner proposals must be received at our principal executive offices no later than the close of business on July 10, 2004 (or a reasonable time before Hollywood Media begins to print and mail its proxy materials for the 2004 annual meeting, in the event that the date of the 2004 annual meeting changes more than 30 days from the date of the 2003 annual meeting). Proposals should be addressed to: Secretary, Hollywood Media Corp., 2255 Glades Road, Suite 221A, Boca Raton, Florida 33431. Such proposals also will need to comply with SEC regulations regarding the inclusion of shareholder proposals in Hollywood Media’s proxy materials, and may be omitted if not in compliance with applicable requirements.

Other Shareowner Proposals for Presentation at Next Year’s Annual Meeting

For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2004 annual meeting, SEC rules permit management to vote proxies in its discretion if: (1) we receive notice of the proposal before the close of business on September 27, 2004 (or a reasonable time before Hollywood Media mails its proxy materials for the 2004 annual meeting, in the event that the date of the 2004 annual meeting changes more than 30 days from the date of the 2003 annual meeting), and advise shareowners in the 2004 proxy statement about the nature of the matter and how management intends to vote on such matter; or (2) we do not receive notice of the proposal prior to the time required as described in the foregoing clause (1). Notices of intention to present proposals at the 2004 annual meeting should be addressed to: Secretary, Hollywood Media Corp., 2255 Glades Road, Suite 221A, Boca Raton, Florida 33431.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of Hollywood Media does not intend to present, and Hollywood Media has not been informed that any other person intends to present, any matter for action at the Meeting, other than as specifically discussed herein.

ANNUAL REPORT

A copy of Hollywood Media’s Annual Report on Form 10-K (excluding exhibits) as filed with the SEC for the fiscal year ended December 31, 2002 accompanies these proxy materials. Copies of exhibits to the Form 10-K will be furnished on request and upon the payment of Hollywood Media’s expenses in furnishing such exhibits. Any request for exhibits should be addressed to: Investor Relations Department, Hollywood Media Corp., 2255 Glades Road, Boca Raton, Florida 33431, telephone number (561) 998-8000.

By Order of the Board of Directors

Laurie S. Silvers

President and Secretary

Boca Raton, Florida

November 7, 2003

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE OF

HOLLYWOOD MEDIA CORP.

PURPOSE AND SCOPE

This Charter governs the operations of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of HOLLYWOOD MEDIA CORP., a Florida corporation (the “Company”). The purpose of the Committee is to assist the Board in fulfilling its responsibilities to oversee:

●

the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public, or any other user of such financial statements;

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the Company’s systems of internal accounting and financial controls;

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the independence and performance of the Company’s outside auditors; and

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compliance by the Company with any legal compliance and ethics programs as may be established by the Board and the Company’s management from time-to-time.

In fulfilling its obligations, the Committee shall maintain free and open communications between the Committee and the Company’s:

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independent auditors,

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internal accounting staff, and

●

management.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company. The Committee is authorized to retain outside or special counsel, auditors, accounting or other consultants, experts, and professionals for this purpose.

The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants or advisors to, the Committee.

The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. This Charter shall be published as an appendix to the Company’s Proxy Statement for the Company’s annual meeting of shareholders to the extent required by the rules and regulations of the Securities and Exchange Commission.

MEMBERS OF THE COMMITTEE

The Committee shall be comprised of not less than three members of the Board. The members of the Committee shall meet all “independence” and qualification requirements of the rules and regulations of the Nasdaq Stock Market, as such rules and regulations may be amended or supplemented from time-to-time. Accordingly, each member of the Committee must be a director who:

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has no relationship to the Company that may interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director; and

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is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement, or will become able to do so within a reasonable period of time after appointment to the Committee.

In addition, at least one member of the Committee must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background that results in such individual’s financial sophistication including, but not limited to, being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

Under exceptional and limited circumstances, however, one director who is not independent as defined in the rules and regulations of the Nasdaq Stock Market and who is not a current employee or an immediate family member of an employee of the Company may serve as a member of the Committee, provided that:

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the Board determines that membership by the individual on the Committee is required by the best interests of the Company and its shareholders, and

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the Company complies with all other requirements of the rules and regulations of the Nasdaq Stock Market with respect to non-independent members of the Committee, as such rules and regulations may be amended or supplemented from time-to-time.

KEY RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Committee is to oversee the Company’s financial reporting process on behalf of the Board and to report the results of the Committee’s activities to the Board. The Committee recognizes that management shall be responsible for preparing the Company’s financial statements and the independent auditors shall be responsible for auditing those financial statements. The functions set forth below shall be the principal recurring activities of the Committee in carrying out its oversight function. In carrying out its responsibilities, however, the Committee shall remain flexible in order to best react to changing conditions and circumstances. The following functions are set forth as a guide with the understanding that the Committee may deviate from this guide and supplement these functions as the Committee deems appropriate under the circumstances.

1.

The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company’s shareholders. The Committee and the Board shall have the ultimate authority and responsibility to select (or to nominate for shareholder approval) the independent auditors, to approve the fees to be paid to the independent auditors, to evaluate the performance of the independent auditors, and, if appropriate, to replace the independent auditors.

2.

The Committee shall discuss with management and the independent auditors the overall scope and plans for the audit, including the adequacy of staffing and the compensation to be paid to the independent auditors. The Committee also shall discuss with management and the independent auditors the adequacy and effectiveness of the Company’s accounting and financial controls, including the Company’s system to monitor and management business risk, as well as legal and ethical compliance programs. To the extent the Committee deems it to be necessary, the Committee shall meet separately with the internal accounting staff and the independent auditors, with or without management present, as well as the Company’s Chief Financial Officer and other management personnel, to discuss the results of the Committee’s examinations.

3.

The Committee shall:

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ensure that the independent auditors submit annually a formal written statement delineating all relationships between the independent auditors and the Company, consistent with

Independence Standards Board Standard No. 1, as such standard may be amended or supplemented from time to time;

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discuss with the independent auditors any such relationships or services provided by the independent auditors and their impact on the objectivity and independence of the independent auditors; and

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recommend that the Board take appropriate action to oversee the independence of the independent auditors.

4.

If so requested by the independent auditors or the Company’s management, prior to the filing of the Company’s Quarterly Report on Form 10-Q the Committee (as a whole or acting through the Committee chair) shall:

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review the interim financial statements with management and the independent auditors, and

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discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, including Statement of Auditing Standards (“SAS”) No. 71, as such may be amended or supplemented from time to time.

5.

The Committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K), including the auditors’ judgment about the quality, not just acceptability, of the Company’s accounting principles, the consistency of the Company’s accounting policies and their application, and the clarity and completeness of the Company’s financial statements and related disclosures. The Committee also shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, including SAS No. 61, as such may be amended or supplemented.

6.

The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s Proxy Statement to be delivered to shareholders in connection with the Company’s annual meeting of shareholders.

7.

The Committee shall review with the independent auditors any problems or difficulties the auditors may have encountered and any management letter provided by the independent auditors and the Company’s response to that letter. Such review should include:

●

any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information;

●

any changes required in the planned scope of the internal audit; and

●

the internal audit department responsibilities, budget, and staffing.

8.

The Committee shall meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

9.

The Committee shall review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors, internal auditors or management.

10.

The Committee shall review the significant reports to management prepared by the internal auditing department and management’s responses.

11.

The Committee shall advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s internal policies and procedures.

12.

The Committee shall review with the Company’s general counsel any legal matters that may have a material impact on the financial statements, the Company’s compliance policies, and any material reports or inquiries received from regulators or governmental agencies.

With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company’s financial management, including its internal audit staff, as well as the independent auditors, have more time, knowledge, and more detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors, or to assure compliance with laws and regulations and the Company’s internal policies and procedures.

Dated: June 13, 2000

APPENDIX B

HOLLYWOOD MEDIA CORP.

DIRECTORS STOCK OPTION PLAN

AS AMENDED May 1, 2003

1.

PURPOSE. The purpose of this Plan is to advance the interests of HOLLYWOOD MEDIA CORP., a Florida corporation, by providing an additional incentive to attract and retain directors who are neither employees nor consultants through the encouragement of stock ownership in the Company by such persons.

2.

DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

(a) “Annual Meeting Date” shall mean the date of the annual meeting of the Company’s shareholders at which the Directors are elected.

(b) “Board” shall mean the Company’s Board of Directors.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Committee” shall mean the stock option committee appointed by the Board pursuant to Section 12 hereof or if not appointed, the Board.

(e) “Common Stock” shall mean the Common Stock, par value $.01 per share, of the Company.

(f) “Company” shall mean HOLYWOOD MEDIA CORP., a Florida corporation.

(g) “Director” shall mean a member of the Board.

(h) “Eligible Director” means any person who is a member of the Board and who is not an employee, full time or part time, of or consultant to the Company. For purposes of this Plan, a director who does not receive regular compensation from the Company or its subsidiaries, other than directors’ fees and reimbursement for expenses, shall not be considered to be an employee or consultant of the Company, even if such director is an officer of the Company or a subsidiary of the Company.

(i) “Fair Market Value” of a Share on any date of reference shall be the “Closing Price” (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Common Stock is not publicly traded, in which case, “Fair Market Value” shall be the average of the price of sales of Common Stock by the Company during the 90 days prior to the date of grant or, if no sales have occurred during that period “Fair Market Value” shall be as determined by the Committee in its sole discretion in a fair and uniform manner; provided, that for purposes of grants made on the Initial Grant Date to persons are Eligible Directors on the Effective Date, the term “Fair Market Value” shall mean the initial public offering price per share of Common Stock. For this purpose, the “Closing Price” of the Common Stock on any business day shall be (i) if such Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the ten preceding days.

(j) “Initial Grant Date” means (i) in the case persons who are or become Eligible Directors of the Company on the effective date of the Company’s Registration Statement on Form SB-2 (the “Effective Date”) to be filed with the Securities and Exchange Commission in connection with the Company’s initial public offering, the Effective Date and (ii) in all other cases, the date on which a person is first elected or appointed as a member of the Board.

(k) “Option” (when capitalized) shall mean any option granted under this Plan.

(l) “Option Agreement means the agreement between the Company and the Optionee for the grant of an option.

(m) “Optionee” shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

(n) “Parent” means a “parent corporation” as defined in Section 425(e) and (g) of the Code.

(o) “Plan” shall mean this 1993 Directors Stock Option Plan for the Company.

(p) “Share(s)” shall mean a share or shares of the Common Stock.

(q) “Subsidiary” shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.

SHARES AND OPTIONS. Subject to Section 9 of this Plan, the Company may grant to all Optionees from time to time Options to purchase a total of [~~one hundred thousand (100,000)]~~ Three Hundred Thousand (300,000) Shares from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

4.

GRANTS OF OPTIONS.

(a) On the Initial Grant Date, each Eligible Director shall receive the grant of an Option to purchase [~~Shares having a Fair Market Value at the time of grant equal to $25,000.]~~ Fifteen Thousand (15,000) Shares.

(b) Each Eligible Director shall receive an annual grant of an Option to purchase [~~Shares having a Fair Market Value at the time of grant equal to $25,000]~~ Fifteen Thousand (15,000) Shares, on each Annual Meeting Date [~~subsequent to his election]~~ at which he or she is reelected as a director of the Company [~~or commencement of the Plan~~,] beginning with the first Annual Meeting Date after the Initial Grant Date for each such Eligible Director. In addition, each Eligible Director that was an Eligible Director at the time of the Company’s Annual Meeting of Shareholders in December 2002, shall receive an additional grant of an Option to purchase Fifteen Thousand (15,000) Shares on the date of the Company’s shareholders’ meeting at which the amendments made to this Plan on May 1, 2003 are first approved by the Company’s shareholders.

(c) Upon the grant of each Option, the Company and the Eligible Director shall enter into an Option Agreement, which shall specify the grant date and the exercise price and shall include or incorporate by reference the substance of this Plan and such other provisions consistent with this Plan as the Committee may determine.

5.

EXERCISE PRICE. The exercise price per Share of any Option shall be the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

6.

EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionees payment to the Company of the amount that is necessary for the Company to withhold in accordance with applicable Federal or state tax withholding requirements. The exercise price of any Shares purchased shall be paid in cash, by certified or official bank check or personal check, by money order, with Shares or by a combination of the above. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 9 hereof.

7.

EXERCISABILITY OF OPTIONS.

(a) Each Option granted hereunder shall not be exercisable until after six months following its grant to an Eligible Director. Thereafter, such option shall be exercisable in full. The expiration date of an Option shall be 10 years after the date of grant of the Option.

(b) Unless otherwise provided in any Option, each outstanding Option shall become immediately fully exercisable:

(i) if there occurs any transaction (which shall include a series of transactions within 60 days or occurring pursuant to a plan), that has the result that shareholders of the Company immediately before such transaction cease to own at least 51 percent of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

(ii) if the shareholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

(iii) if the shareholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

8.

TERMINATION OF OPTION PERIOD.

(a) The unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(i) one year after the date on which the Optionee ceases to be a Director for any reason other than by reason of Cause, which, for purposes of this Plan, shall mean the removal of the Optionee as a Director by reason of any act of (1) fraud or intentional misrepresentation or (2) embezzlement, misappropriation, or conversion of assets or opportunities of the Company or any Subsidiary; and

(ii) immediately upon the removal of the Optionee as a Director for Cause.

Prior to becoming null and void as provided above, an Option held at the date on which an Optionee ceases to be a Director of the Company may be exercised in whole or in part, but only to the extent such Option was exercisable at the date of such Optionee ceased to be a Director.

(b) The Committee in its sole discretion may, by giving written notice (“Cancellation Notice”), cancel any Option that remain, unexercised on the date of the consummation of any corporate transaction:

(i) if the shareholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

(ii) if the shareholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned), provided that Cancellation Notice shall be given a reasonable period of time prior to the proposed date of such cancellation, upon the giving of a Cancellation Notice, all Options shall vest in full and at any time prior to the date of cancellation the Option may be exercised in whole or in part.

9.

ADJUSTMENT OF SHARES.

(a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

(i) appropriate adjustment shall be made in the maximum number of Shares available for grant under the Plan, so that the same percentage of the Company’s issued and outstanding Shares shall continue to be subject to being so optioned; and

(ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company’s issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

(b) Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan with respect to the exercise price or the number of Shares subject to the Options, or both, when, in the Committee’s sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 8(b)(i) or (ii) hereof.

(c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of the Shares then subject to outstanding Options granted under the Plan.

(d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

10.

TRANSFERABILITY OF OPTIONS. Each Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee’s lifetime only by the Optionee.

11.

ISSUANCE OF SHARES. As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following.

(i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

(ii) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

12.

ADMINISTRATION OF THE PLAN.

(a) The Plan shall be administered by the Committee of not less than two Directors who are not Eligible Directors. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

(b) The Committee, from time to time, may adopt rules and regulations for the purposes of the Plan. The Committee’s determinations and its interpretation and construction of any provision of the Plan shall be final and conclusive.

(c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

13.

INTERPRETATION.

(a) If any provision of the Plan should be held invalid or illegal for any reason, such determination shall not affect the remaining provisions hereof but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive.

(b) This Plan shall be governed by the laws of the State of Florida.

(c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

(d) Any reference to the, masculine, feminine or neuter gender shall be a reference to such other gender as is appropriate.

14.

TERM OF PLAN; AMENDMENT AND TERMINATION OF THE PLAN.

(a) The Plan shall become effective upon its adoption by the Board, and shall continue in effect until all Options granted hereunder have expired or been exercised, unless sooner terminated under the provisions relating thereto. No Option shall be granted after [~~10 years from the date of the Board’s adoption of this Plan.]~~ July 1, 2008.

(b) The Board may from time to time amend the Plan or any Option; provided, however, that, except to the extent provided in Section 9, no such amendment may, [~~(i)]~~ without approval by the Company’s shareholders, (i) increase the number of Shares reserved for Options or change the class of persons eligible to receive Options or involve any other change or modification requiring shareholder approval under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, (ii) permit the granting of Options that expire beyond the 10-year period described in Subsection 7(a), or (iii) extend the termination date of the Plan as set forth in Section 14(a); and, provided, further, that, except to the extent otherwise specifically provided in Section 8, no amendment or suspension of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

APPENDIX C

HOLLYWOOD MEDIA CORP.

2000 STOCK INCENTIVE PLAN

AS AMENDED OCTOBER 30, 2003

1.

Purpose. The Hollywood Media Corp. 2000 Stock Incentive Plan (the “Plan”) is intended to provide incentives which will attract, retain and motivate highly competent persons as officers and key employees of, and consultants to, Hollywood Media Corp. (the “Company”) and its subsidiaries and affiliates, by providing them opportunities to acquire shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), or to receive monetary payments based on the value of such shares pursuant to the Benefits (as defined below) described herein. Additionally, the Plan is intended to assist in further aligning the interests of the Company’s officers, key employees and consultants to those of its other stockholders.

2.

Administration.

(a)

The Plan will be administered by one or more committees (collectively, the “Committee”) appointed by the Board of Directors of the Company from among its members (which may be or include the Compensation Committee). The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct. In the event that the Committee fails to meet the requirements for an exception to the maximum compensation expense deduction limit under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) then the Committee may have its decisions ratified by the Board, to the extent necessary to meet the requirements applicable to such exception under Section 162(m) of the Code.

(b)

The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee.

3.

Participants. Participants will consist of such officers and key employees of, and such consultants to, the Company and its subsidiaries and affiliates as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Benefits under the Plan.

Designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year or, once designated, to receive the same type or amount of Benefit as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits.

4.

Type of Benefits. Benefits under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Stock Awards, (d) Performance Awards and (e) Stock Units (each as described below, and collectively, the “Benefits”). Stock Awards, Performance Awards, and Stock Units may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described in Section 11 hereof. Benefits shall be evidenced by agreements (which need not be identical) in such forms as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.

5.

Common Stock Available Under the Plan. The aggregate number of shares of Common Stock that may be subject to Benefits, including Stock Options, granted under this Plan shall be up to ~~[1,000,000]~~ 2,765,287 shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 13 hereof. ~~[In addition, as the number of outstanding shares of Common Stock increases from time to time (which number shall be determined without considering as outstanding any shares of Common Stock that are the subject of any unexercised options under this Plan or any other option plan of the Company or any shares of Common Stock owned by the Company or any of its subsidiaries) the maximum number of shares of Common Stock available for issuance under this Plan shall increase proportionately on the first day of each fiscal quarter of the Company beginning on January 1, 2001, so that such number shall equal the lesser of 2,000,000 shares of Common Stock (which number is subject to adjustment in accordance with Section 13 hereof) or five percent (5%) of the outstanding shares of Common Stock~~.] The maximum number of shares of Common Stock with respect to which Benefits may be granted or measured to any individual participant under the Plan during the term of the Plan shall not exceed ~~[750,000]~~ 1,000,000; provided, however, that the maximum number of shares of Common Stock with respect to which Stock Options and Stock Appreciation Rights may be granted to an individual participant under the Plan during the term of the Plan shall not exceed ~~[750,000]~~ 1,000,000 (in each case subject to adjustments made in accordance with Section 13 hereof). Any shares of Common Stock subject to a Stock Option or Stock Appreciation Right which for any reason is cancelled or terminated without having been exercised, any shares subject to Stock Awards, Performance Awards or Stock Units which are forfeited, any shares subject to Performance Awards settled in cash or any shares delivered to the Company as part or full payment for the exercise of a Stock Option or Stock Appreciation Right shall again be available for Benefits under the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Benefits; provided, however, that shares of Common Stock that are again made available for Benefits under the immediately preceding sentence shall nevertheless be treated as outstanding with respect to the individual to whom Benefits relating to such shares were originally granted for purposes of determining the maximum shares of Common Stock that may be awarded to any individual participant under the Plan.

6.

Stock Options. Stock Options will consist of awards from the Company that will enable the holder to purchase a number of shares of Common Stock, at set terms. Stock Options may be “incentive stock options” (“Incentive Stock Options”), within the meaning of Section 422 of the Code, or Stock Options which do not constitute Incentive Stock Options (“Nonqualified Stock Options”). The Committee will have the authority to grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:

(a)

Exercise Price. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine at the date of grant; provided, however, subject to subsection (d) below, that the per-share exercise price for Incentive Stock Options granted hereunder shall not be less than 100% of the Fair Market Value (as defined below) of the Common Stock on the date the Incentive Stock Option is granted.

(b)

Payment of Exercise Price. The option exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Common Stock of the Company then owned by the participant, or by delivery to the Company of (x) irrevocable instructions to deliver directly to a broker the stock certificates representing the shares for which the Option is being exercised, and (y) irrevocable instructions to such broker to sell such shares for which the Option is being exercised, and promptly deliver to the Company the portion of the proceeds equal to the Option exercise price and any amount necessary to satisfy the Company’s obligation for withholding taxes, or any combination thereof. For purposes of making payment in shares of Common Stock, such shares shall be valued at their Fair Market Value on the date of exercise of the Option and shall have been held by the Participant for at least six months. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock of the Company then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, where upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option.

(c)

Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten years after the date it is granted except in the event of a participant’s death, in which case, the exercise period of such participant’s Stock Options may be extended beyond such period but no later than one year after the participant’s death. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such option agreement at the date of grant; provided, however, the Committee may, in its sole discretion, later waive any such condition.

(d)

Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to participants who are employees of the Company or one of its subsidiaries (within the meaning of Section 424(f) of the Code) at the date of grant. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and of any parent corporation or subsidiary corporation (as defined in Sections 424(e) and (f) of the Code, respectively)) shall not exceed $100,000.For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted. The per-share exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant, and no Incentive Stock Option may be exercised later than ten years after the date it is granted; provided, however, Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, unless the exercise price is fixed at not less than 110% of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option. In addition, no Incentive Stock Option may be issued to a participant in tandem with a Nonqualified Stock Option.

(e)

Post-Employment Exercises. The exercise of any Stock Option after termination of employment of a participant with the Company, a subsidiary of the Company or with any company providing consulting services to the Company shall be subject to such conditions as imposed by the Committee at the time of the grant and satisfaction of the conditions precedent that the participant neither (i) competes with, or takes other employment with or renders services to a competitor of, the Company, its subsidiaries or affiliates without the written consent of the Company; provided that this clause (i) shall not apply to consultants of the Company, nor (ii) conducts himself or herself in a manner adversely affecting the Company; provided, however, that the Committee, in its sole discretion, may waive any conditions imposed in the grant letter or as set forth in (i) and (ii) above relating to the exercise of options after the date of termination of employment during the term of the option.

7.

Stock Appreciation Rights.

(a)

The Committee may, in its discretion, grant Stock Appreciation Rights to the holders of any Stock Options granted hereunder. In addition, Stock Appreciation Rights may be granted independently of, and without relation to, Stock Options. A Stock Appreciation Right means a right to receive a payment in cash, Common Stock or a combination thereof, in an amount equal to the excess of (x) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised over (y) the Fair Market Value, or other specified valuation (which shall be no less than the Fair Market Value) of such shares of Common Stock on the date the right is granted, all as determined by the Committee; provided, however, that if a Stock Appreciation Right is granted in tandem with or in substitution for a Stock Option, the designated Fair Market Value in the award agreement may be the Fair Market Value on the date such Stock Option was granted. Each Stock Appreciation Right shall be subject to such terms and conditions as the Committee shall impose from time to time.

(b)

Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Appreciation Rights shall be exercisable later than ten years after the date it is granted except in the event of a participant’s death, in which case, the exercise period of such participant’s Stock Appreciation Rights may be extended beyond such period but no later than one year after the participant’s death. All Stock Appreciation Rights shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such right at the date of grant.

(c)

The exercise of any Stock Appreciation Right after termination of employment of a participant with the Company, a subsidiary of the Company or with any company providing consulting services to the Company shall be subject to satisfaction of the conditions precedent that the participant neither (i) competes with, or takes other employment with or renders services to a competitor of, the Company, its subsidiaries or affiliates without the written consent of the Company; provided that this clause (i) shall not apply to consultants of the Company, nor (ii) conducts himself or herself in a manner adversely affecting the Company; provided, however, that the Committee, in its sole discretion, may waive any conditions imposed in the grant letter or as set forth in (i) and (ii) above relating to the exercise of options after the date of termination of employment during the term of the option.

8.

Stock Awards. The Committee may, in its discretion, grant Stock Awards (which may include mandatory payment of bonus incentive compensation in stock) consisting of Common Stock issued or transferred to participants with or without other payments therefor. Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the right of the Company to reacquire such shares for no consideration upon termination of the participant’s employment within specified periods, and may constitute Performance-Based Awards, as described in Section 11 hereof. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such an Award. The Committee may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Stock Award shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to receive dividends and to vote the shares.

9.

Performance Awards.

(a)

Performance Awards may be granted to participants at any time and from time to time, as shall be determined by the Committee. Performance Awards may constitute Performance-Based Awards, as described in Section 11 hereof.The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each participant. Such Performance Awards may be in the form of shares of Common Stock or Stock Units. Performance Awards may be awarded as short-term or long-term incentives. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.

(b)

With respect to those Performance Awards that are not intended to constitute Performance-Based Awards, the Committee shall have the authority at any time to make adjustments to performance targets for any outstanding Performance Awards which the Committee deems necessary or desirable unless at the time of establishment of such targets the Committee shall have precluded its authority to make such adjustments.

(c)

Payment of earned Performance Awards shall be made in accordance with terms and conditions prescribed or authorized by the Committee. The participant may elect to defer, or the Committee may require or permit the deferral of, the receipt of Performance Awards upon such terms as the Committee deems appropriate.

10.

Stock Units.

(a)

The Committee may, in its discretion, grant Stock Units to participants hereunder. The Committee shall determine the criteria for the vesting of Stock Units. Stock Units may constitute Performance-Based Awards, as described in Section 11 hereof. A Stock Unit granted by the Committee shall provide payment in shares of Common Stock at such time as the award agreement shall specify. Shares of Common Stock issued pursuant to this Section 10 may be issued with or without other payments therefor as may be required by applicable law or such other consideration as may be determined by the Committee. The Committee shall determine whether a participant granted a Stock Unit shall be entitled to a Dividend Equivalent Right (as defined below).

(b)

Upon vesting of a Stock Unit, unless the Committee has determined to defer payment with respect to such unit or a participant has elected to defer payment under subsection (c) below, shares of Common Stock representing the Stock Units shall be distributed to the participant unless the Committee provides for the payment of the Stock Units in cash or partly in cash and partly in shares of Common Stock equal to the value of the shares of Common Stock which would otherwise be distributed to the participant.

(c)

Prior to the year with respect to which a Stock Unit may vest, the participant may elect not to receive a distribution upon the vesting of such Stock Unit and for the Company to continue to maintain the Stock Unit on its books of account. In such event, the value of a Stock Unit shall be payable in shares of Common Stock pursuant to the agreement of deferral.

(d)

A “Stock Unit” means a notional account representing one share of Common Stock. A “Dividend Equivalent Right” means the right to receive the amount of any dividend paid on the share of Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units.

11.

Performance-Based Awards. Certain Benefits granted under the Plan may be granted in a manner such that the Benefits qualify for the performance-based compensation exemption of Section 162(m) of the Code (“Performance-Based Awards”). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards shall be based on achievement of hurdle rates and/or growth rates in one or more business criteria that apply to the individual participant, one or more business units or the Company as a whole. The business criteria shall be as follows, individually or in combination: (i) net earnings; (ii) earnings per share; (iii) net sales growth; (iv) market share; (v) net operating profit; (vi) expense targets; (vii) working capital targets relating to inventory and/or accounts receivable; (viii) operating margin; (ix) return on equity; (x) return on assets; (xi) planning accuracy (as measured by comparing planned results to actual results); (xii) market price per share; and (xiii) total return to stockholders. In addition, Performance-Based Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing business criteria. With respect to Performance-Based Awards, (i) the Committee shall establish in writing (x) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (y) the individual employees or class of employees to which such performance goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed) and (ii) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied. With respect to any Benefits intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. Notwithstanding the preceding sentence, the Committee may reduce or eliminate Benefits payable upon the attainment of such performance goal.

12.

Foreign Laws. The Committee may grant Benefits to individual participants who are subject to the tax laws of nations other than the United States, which Benefits may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Benefits by the appropriate foreign governmental entity; provided, however, that no such Benefits may be granted pursuant to this Section 12 and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.

13.

Adjustment Provisions; Change in Control.

(a)

If there shall be any change in the Common Stock of the Company or the capitalization of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company in order to prevent dilution or enlargement of participants’ rights under the Plan, the Committee, in its sole discretion, shall adjust, in an equitable manner, as applicable, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Benefits, the exercise price applicable to outstanding Benefits, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Benefits; provided, however, that any such arithmetic adjustment to a Performance-Based Award shall not cause the amount of compensation payable thereunder to be increased from what otherwise would have been due upon attainment of the unadjusted award. Appropriate adjustments may also be made by the Committee in the terms of any Benefits under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Benefits on an equitable basis, including modifications of performance targets and changes in the length of performance periods; provided, however, that any such arithmetic adjustment to a Performance-Based Award shall not cause the amount of compensation payable thereunder to be increased from what otherwise would have been due upon attainment of the unadjusted award. In addition, other than with respect to Stock Options, Stock Appreciation Rights, and other awards intended to constitute Performance-Based Awards, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Benefits in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on participants under the Plan.

b.

Notwithstanding any other provision of this Plan, if there is a Change in Control of the Company, all then outstanding Stock Options and Stock Appreciation Rights shall immediately vest and become exercisable. For purposes of this Section 14(b), a “Change in Control” of the Company shall be deemed to have occurred upon any of the following events:

(i)

the Company’s Board of Directors shall approve any merger, consolidation, or like business combination or reorganization of the Company (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that will have the result that (A) any legal entity or person owns at least 51 percent of the voting stock of the Company or (B) shareholders of the Company immediately before such transaction cease to own at least 51 percent of the voting stock of the Company or of any entity that results from the participation of the Company in the transaction, and such transaction shall have been consummated; or

(ii)

during any period of two (2) consecutive years, the individuals who at the beginning of such period constitute the Company’s Board of Directors or any individuals who would be “Continuing Directors” (as hereinafter defined) cease for any reason to constitute at least a majority thereof; or

(iii)

the Company’s Common Stock shall cease to be publicly traded; or

(iv)

the Company’s Board of Directors shall approve a sale of all or substantially all of the assets of the Company, and such transaction shall have been consummated.

For purposes of this Section 13(b), “Continuing Directors” shall mean (x) the directors of the Company in office on the Effective Date (as defined below) and (y) any successor to any such director and any additional director who after the Effective Date was nominated or selected by a majority of the Continuing Directors (or the Nominating Committee of the Board of Directors of the Company) in office at the time of his or her nomination or selection.

The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company or the other events specified in Section 13(a), each Stock Option and Stock Appreciation Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share of Common Stock subject to such Stock Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine. The provisions contained in the preceding sentence shall be inapplicable to a Stock Option or Stock Appreciation Right granted within six (6) months before the occurrence of a Change in Control if the holder of such Stock Option or Stock Appreciation Right is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to such holder.

14.

Nontransferability. Each Benefit granted under the Plan to a participant shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant’s lifetime, only by the participant. In the event of the death of a participant, each Stock Option or Stock Appreciation Right theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall in its discretion set forth in such option or right at the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an award of a Benefit other than an Incentive Stock Option may permit the transferability of a Benefit by a participant solely to the participant’s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Benefit.

15.

Other Provisions. The award of any Benefit under the Plan may also be subject to such other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Committee determines appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, for the installment exercise of Stock Appreciation Rights, to assist the participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Benefit, for the acceleration of exercisability or vesting of Benefits in the event of a change in control of the Company, for the payment of the value of Benefits to participants in the event of a change in control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the participant’s employment in addition to those specifically provided for under the Plan. The Committee shall have full discretion to interpret and administer the Plan.

16.

Fair Market Value. For purposes of this Plan and any Benefits awarded hereunder, Fair Market Value shall be (i) the closing price of the Company’s Common Stock on the date preceding the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if the Company’s Common Stock is readily tradeable on a national securities exchange or other market system, (ii) if the Company’s Common Stock is not readily tradeable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Common Stock of the Company and (iii) in connection with a Change in Control of the Company or an event specified in Section 13(a), the value of the consideration paid to stockholders in connection with such Change in Control or event or if no consideration is paid in respect thereof, the amount determined pursuant to clause (i) above.

17.

Withholding. All payments or distributions of Benefits made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit an optionee or award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Benefit consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

18.

Tenure. A participant’s right, if any, to continue to serve the Company or any of its subsidiaries or affiliates as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

19.

Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

20.

No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Benefit. The Committee shall determine whether cash, or Benefits, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

21.

Duration, Amendment and Termination. No Benefit shall be granted ~~[more than ten years after the Effective Date]~~ after November 3, 2010, but the Plan shall continue in effect following such date until all Benefits previously granted hereunder have expired, vested or been exercised pursuant to the applicable terms thereof, as the case may be, unless the Plan is sooner terminated by the Committee. The Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. No amendment of the Plan may be made without approval of the stockholders of the Company if the amendment will: (i) disqualify any Incentive Stock Options granted under the Plan; (ii) increase the aggregate number of shares of Common Stock that may be delivered through Stock Options under the Plan; (iii) change the types of business criteria on which Performance-Based Awards are to be based under the Plan; or (iv) modify the requirements as to eligibility for participation in the Plan.

22.

Governing Law. This Plan, Benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Florida (regardless of the law that might otherwise govern under applicable Florida principles of conflict of laws).

23.

Effective Date.

~~[(a)]~~The Plan shall be effective as of November 3, 2000, the date on which the Plan was adopted by the Board of Directors (the “Effective Date”), provided that the Plan is approved by the stockholders of the Company at an annual meeting, any special meeting or by written consent of stockholders of the Company within 12 months of the Effective Date, and such approval of stockholders shall be a condition to the right of each participant to receive any Benefits hereunder. Any Benefits granted under the Plan prior to such approval of stockholders shall be effective as of the date of grant (unless, with respect to any Benefit, the Committee specifies otherwise at the time of grant), but no such Benefit may be exercised or settled and no restrictions relating to any Benefit may lapse prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such Benefit shall be cancelled.

~~[(b) This Plan shall terminate on November 3, 2010 (unless sooner terminated by the Committee).]~~

HOLLYWOOD MEDIA CORP.

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF HOLLYWOOD MEDIA CORP.

The undersigned, a shareholder of HOLLYWOOD MEDIA CORP., a Florida corporation, hereby appoints Mitchell Rubenstein and Laurie S. Silvers, and each of them, as proxies for the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote all of the shares of Common Stock of Hollywood Media Corp. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Hollywood Media Corp. to be held at 2255 Glades Road, Boca Raton Florida 33431, on December 16, 2003 at 10:00 a.m., local time, and at any adjournments or postponements thereof, with all powers the undersigned would possess if personally present, on the following proposals as specified and, in their discretion, on such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND IN THE DISCRETION OF THE PROXIES NOMINATED HEREBY ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

(Continued and to be signed on the reverse side)

_____________________________________________________________________________________

ANNUAL MEETING OF SHAREHOLDERS OF

HOLLYWOOD MEDIA CORP.

December 16, 2003

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along the perforated line and mail in the envelope provided.

_____________________________________________________________________________________________

The Board of Directors unanimously recommends a vote FOR the election of all of the director nominees listed in Proposal No. 1 and FOR the approval of Proposals 2 and 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.  ELECTION OF DIRECTORS:

☐

VOTE FOR

Nominees:

ALL NOMINEES

Mitchell Rubenstein

Laurie S. Silvers

☐

WITHHOLD AUTHORITY TO

Harry T. Hoffman

VOTE FOR ALL NOMINEES

Robert E. McAllan

Deborah J. Simon

☐

FOR ALL EXCEPT

(See instructions below)

2. Vote for the proposal to approve the amendment of Hollywood Media’s Directors Stock Option Plan:	FOR AGAINST ABSTAIN ☐ ☐ ☐
3. Vote for the proposal to prove the amendment of Hollywood Media’s 2000 Stock Incentive Plan:	☐ ☐ ☐

4.

Upon such other matters as may properly come before such Annual Meeting or any adjournments or postponements thereof.  The proxies are authorized to vote in their discretion upon such other business as may properly come before the

Annual Meeting and any adjournments or postponements thereof.

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the name of the

nominee(s) on the lines below.

       _____________________________________________

       _____________________________________________

The undersigned hereby acknowledges receipt of (1) the Notice of Annual Meeting and Proxy Statement for Hollywood Media’s 2003 Annual Meeting, and

(2) Hollywood Media’s 2002 Annual Report on Form 10-K.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted

via this method.   ☐

Signature of Shareholder Date: Signature of Shareholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor,

 administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer,

giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.